UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.              )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Parks! America, Inc.

(Name of Registrant as Specified in its Charter)

(Name Of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Parks! America, Inc.

1300 Oak Grove Road

Pine Mountain, Georgia 31822-1197

Dear Fellow Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders (if held, including any adjournment, postponement or rescheduling thereof, the “Special Meeting”) of Parks! America, Inc., a Nevada corporation (the “Company”). The Special Meeting will be held on February 26, 2024 at 11:00 a.m. Eastern Time. The Special Meeting will be held in a virtual meeting format only, via live audio webcast at https://stctransfer.zoom.us/webinar/register/WN_42p6_BmwQSKyXX2B2Nmv9g. Stockholders will be able to attend and participate in the Special Meeting virtually and will not be able to attend the Special Meeting in person. To participate in the Special Meeting, you must pre-register at https://stctransfer.zoom.us/webinar/register/WN_42p6_BmwQSKyXX2B2Nmv9g by 12:00 p.m. Eastern Time on February 23, 2024.

Your vote will be especially important at the Special Meeting. As you may know, on December 22, 2023, Focused Compounding Fund, LP (“Focused Compounding”) submitted to the Company documents that purported to provide qualifying notice as to a demand that the Company hold a special meeting of stockholders. The Company’s Board of Directors (the “Board”) believes Focused Compounding’s purported proposals (collectively, the “Focused Compounding Proposals”) are NOT in the best interests of the Company’s stockholders. Accordingly, our Board is soliciting your proxy to vote your shares at the Special Meeting and encourages you to vote “AGAINST” the Focused Compounding Proposals and “AGAINST” each of Focused Compounding’s nominees.

You may receive proxy solicitation materials from Focused Compounding. The Board recommends that you disregard them. The Company is not responsible for the accuracy of any information provided by, or relating to, Focused Compounding that is contained in any proxy solicitation materials, if and when filed or disseminated by, or on behalf of, Focused Compounding or any other statements that Focused Compounding or its representatives have made or may otherwise make, including statements relating to the Focused Compounding Proposals.

The Board recommends that you vote “AGAINST” the Focused Compounding Proposals and “AGAINST” each of Focused Compounding’s nominees. After reading the Notice of Special Meeting of Stockholders and the accompanying Proxy Statement, please vote “AGAINST” the Focused Compounding Proposals and “AGAINST” each of Focused Compounding’s nominees by completing, signing, dating and promptly returning the enclosed WHITE Proxy Card in the postage-paid envelope provided. Please vote promptly to ensure that your shares are represented at the Special Meeting. The Proxy Statement and the WHITE Proxy Card are first being made available to stockholders on or about February 12, 2024.

Throughout the year, renewed focus has been placed on culture, accountability and ensuring we have the right people in the right places. We are confident that our incumbent Board has the right mix of professional achievements, skills, experiences and reputations that will be instrumental in bringing about a new era for the Company. We are committed to engaging with our stockholders and responding to stockholder feedback about the Company. And as always, we appreciate and encourage stockholder participation in the Company’s affairs. We believe we are in the best position to oversee the execution of our long-term strategic plan to modernize our corporate governance policies and maximize stockholder value.

We look forward to seeing you at the Special Meeting. Your vote, no matter how many shares you own, is very important to us. Your participation is greatly appreciated.

Thank you for your support,
/s/ Lisa Brady
Lisa Brady
President and Chief Executive Officer

If you have any questions, please contact our proxy solicitor, Saratoga Proxy Consulting, LLC:

520 8th Avenue, 14th Floor

New York, New York 10022

(212) 257-1311

Stockholders call toll free at (888) 368-0379

info@saratogaproxy.com

Parks! America, Inc.

1300 Oak Grove Road

Pine Mountain, Georgia 31822-1197

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD FEBRUARY 26, 2024

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders (if held, including any adjournment, postponement or rescheduling thereof, the “Special Meeting”) of Parks! America, Inc., a Nevada corporation (the “Company”). The Special Meeting will be held on February 26, 2024 at 11:00 a.m. Eastern Time. The Special Meeting will be held in a virtual meeting format only, via live audio webcast at https://stctransfer.zoom.us/webinar/register/WN_42p6_BmwQSKyXX2B2Nmv9g. Stockholders will be able to attend and participate in the Special Meeting virtually and will not be able to attend the Special Meeting in person. To participate in the Special Meeting, you must pre-register at https://stctransfer.zoom.us/webinar/register/WN_42p6_BmwQSKyXX2B2Nmv9g by 12:00 p.m. Eastern Time on February 23, 2024. The Proxy Statement and the WHITE Proxy Card are first being made available to stockholders on or about February 12, 2024.

As you may know, on December 22, 2023, Focused Compounding Fund, LP (“Focused Compounding”) submitted to the Company documents that purported to provide qualifying notice (the “Purported Notice”) as to a demand that the Company hold a special meeting of stockholders. On December 30, 2023, the Company provided notice of the Special Meeting pursuant to the Section 3.6(b) of the Company’s Bylaws, as adopted by the Company’s Board of Directors (the “Board”) on January 30, 2004, and as revised June 12, 2012 (the “Bylaws”). This Notice of Special Meeting of Stockholders supplements such notice.

Pursuant to the Purported Notice, the Special Meeting is being held for the purpose of asking stockholders to consider and vote upon the following purported proposals (collectively, the “Focused Compounding Proposals”):

1.	Proposal 1: Repeal any provision of the Bylaws, including any amendments thereto, in effect at the time this Proposal becomes effective, which was not included in the Bylaws that were in effect as of June 12, 2012 and were filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 16, 2012 (the “Bylaw Restoration Proposal”) to restore the Bylaws to their current form if the Board attempts to amend them in any manner prior to the completion of Focused Compounding’s proxy solicitation;

2.	Proposal 2:

a.	Proposal 2(a): Subject to the concurrent approval of the Bylaw Amendment Proposal and the Election Proposal (each as defined below), remove Lisa Brady from the Board pursuant to Section 4.9(a) of the Bylaws;

b.	Proposal 2(b): Subject to the concurrent approval of the Bylaw Amendment Proposal and the Election Proposal, remove Todd White from the Board pursuant to Section 4.9(a) of the Bylaws;

c.	Proposal 2(c): Subject to the concurrent approval of the Bylaw Amendment Proposal and the Election Proposal, remove Dale Van Voorhis from the Board pursuant to Section 4.9(a) of the Bylaws;

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d.	Proposal 2(d): Subject to the concurrent approval of the Bylaw Amendment Proposal and the Election Proposal, remove John Gannon from the Board pursuant to Section 4.9(a) of the Bylaws;

e.	Proposal 2(e): Subject to the concurrent approval of the Bylaw Amendment Proposal and the Election Proposal, remove Charles Kohnen from the Board pursuant to Section 4.9(a) of the Bylaws;

f.	Proposal 2(f): Subject to the concurrent approval of the Bylaw Amendment Proposal and the Election Proposal, remove Jeffery Lococo from the Board pursuant to Section 4.9(a) of the Bylaws;

g.	Proposal 2(g): Subject to the concurrent approval of the Bylaw Amendment Proposal and the Election Proposal, remove Rick Ruffolo from the Board pursuant to Section 4.9(a) of the Bylaws (each of Proposal 2(a) – Proposal 2(g), a “Removal Proposal” and collectively, the “Removal Proposals”);

3.	Proposal 3: Subject to the concurrent approval of each Removal Proposal and the Election Proposal, amend and restate Section 4.7 of the Bylaws (the “Bylaw Amendment Proposal”) to read as follows:

“4.7 Vacancy on Board of Directors. In case of a vacancy on the Board of Directors because of a director’s resignation, removal or other departure from the board, or because of an increase in the number of directors, the remaining directors, by majority vote, may elect a successor to hold office for the unexpired term of the director whose position is vacant, and until the election and qualification of a successor. In the event any directors are removed by a vote of the shareholders, then the shareholders shall have the right to elect successors to hold office for the unexpired term of the director or directors whose positions are vacant, and until the election and qualification of their successors.”

4.	Proposal 4:

a.	Proposal 4(a): Subject to the concurrent approval of each Removal Proposal and the Bylaw Amendment Proposal, elect Andrew Kuhn as a member of the Board;

b.	Proposal 4(b): Subject to the concurrent approval of each Removal Proposal and the Bylaw Amendment Proposal, elect Geoff Gannon as a member of the Board;

c.	Proposal 4(c): Subject to the concurrent approval of each Removal Proposal and the Bylaw Amendment Proposal, elect James Ford (collectively with Mr. Kuhn and Mr. Geoff Gannon, the “Focused Compounding Nominees” and each, a “Focused Compounding Nominee”) as a member of the Board (Proposal 4(a) – Proposal 4(c) collectively, the “Election Proposal”); and

5.	Proposal 5: Authorize Focused Compounding, or an authorized representative thereof, to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event there are insufficient votes for, or otherwise in connection with, any of the Bylaw Restoration Proposal, the Removal Proposals, the Bylaw Amendment Proposal or the Election Proposal (the “Adjournment Proposal”).

Only stockholders of record at the close of business on February 8, 2024 (the “Record Date”) are entitled to notice of the Special Meeting and to vote at the Special Meeting or any adjournment or postponement thereof. A list of stockholders as of the Record Date will be available for inspection by any stockholder at our principal place of business, 1300 Oak Grove Road, Pine Mountain, Georgia 31822 starting February 16, 2024, ten days before the Special Meeting, during normal business hours, and at the Special Meeting.

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All stockholders are cordially invited to attend the Special Meeting. It is important that your shares be represented at the Special Meeting, regardless of whether you plan to virtually attend. We encourage you to submit your proxy as soon as possible by completing, signing, dating and promptly returning the enclosed WHITE Proxy Card in the postage-paid envelope provided. You are urged to vote your shares promptly by following the instructions on the WHITE Proxy Card, even if your shares have been sold after the Record Date. For specific instructions on how to vote your shares, please refer to the WHITE Proxy Card or the section entitled “Questions and Answers About the Special Meeting” beginning on page 2 of the Proxy Statement. Giving your proxy will not affect your right to vote your shares if you choose to virtually attend the Special Meeting. You will be able to attend and participate in the Special Meeting and vote your shares electronically during the Special Meeting.

If your shares are held by a broker, bank or other nominee (i.e., your shares are held in “street name”), you will receive a voting instruction form from that broker, bank or other nominee. You must provide voting instructions by completing the voting instruction form and promptly returning it to your broker, bank or other nominee for your shares to be voted. We recommend that you instruct your broker, bank or other nominee to vote your shares on the WHITE Proxy Card.

Your vote will be especially important at the Special Meeting. Focused Compounding has asked stockholders to consider and vote on, among other things, the removal of each incumbent member of the Board and to elect the Focused Compounding Nominees to the Board. You may receive proxy solicitation materials from Focused Compounding. The Board recommends that you disregard them. The Company is not responsible for the accuracy of any information provided by, or relating to, Focused Compounding that is contained in any proxy solicitation materials, if and when filed or disseminated by, or on behalf of, Focused Compounding or any other statements that Focused Compounding or its representatives have made or may otherwise make, including statements relating to (i) the Bylaw Restoration Proposal, (ii) the Removal Proposals, (iii) the Bylaw Amendment Proposal, (iv) the Election Proposal and/or (v) the Adjournment Proposal. The Board does NOT support the Focused Compounding Proposals.

In the event that any purported Removal Proposal fails to receive the required number of votes for approval by the Company’s stockholders at the Special Meeting, all incumbent members of the Board will remain seated on the Board. Because the Bylaw Amendment Proposal and the Election Proposal are subject to the concurrent approval of each Removal Proposal, the Bylaws will not be amended and no additional director will be added to the Board at the Special Meeting if any of the purported Removal Proposals fail, notwithstanding the outcome of the purported Bylaw Amendment Proposal or the purported Election Proposal, respectively. In addition, the Election Proposal is subject to the concurrent approval of the Bylaw Amendment Proposal. Accordingly, no additional director will be added to the Board at the Special Meeting, notwithstanding the outcome of the purported Election Proposal, if the Bylaw Amendment Proposal fails to receive the required number of votes for approval by the Company’s stockholders at the Special Meeting. In addition, the purported Removal Proposals are subject to the concurrent approval of the purported Bylaw Amendment Proposal and the purported Election Proposal. Accordingly, no incumbent director will be removed from the Board at the Special Meeting, notwithstanding the outcome of the purported Removal Proposals, if the purported Bylaw Amendment Proposal or the purported Election Proposal fails to receive the required number of votes for approval by the Company’s stockholders at the Special Meeting. For additional details regarding the consequences of any Removal Proposal, the Bylaw Amendment Proposal or the Election Proposal failing to receive the required number of votes for approval by the Company’s stockholders at the Special Meeting, please refer to the section entitled “Questions and Answers About the Special Meeting” beginning on page 2 of the Proxy Statement.

The Board does NOT support the Removal Proposals and does NOT support the removal of any incumbent member of the Board. The Board does NOT endorse any of the Focused Compounding Nominees, and the presence of their names herein is NOT an approval of their character, suitability or other qualifications.

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING, REGARDLESS OF WHETHER YOU PLAN TO ATTEND VIRTUALLY. ACCORDINGLY, WE ENCOURAGE YOU, AS PROMPTLY AS POSSIBLE, TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED WHITE PROXY CARD IN ORDER TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING. GIVING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE SPECIAL MEETING, BUT WILL HELP ASSURE A QUORUM. ATTENDANCE AT THE SPECIAL MEETING IS LIMITED TO STOCKHOLDERS, THEIR PROXIES AND INVITED GUESTS OF THE COMPANY. FOR IDENTIFICATION PURPOSES, “STREET NAME” STOCKHOLDERS WILL NEED TO OBTAIN A LEGAL PROXY FROM THEIR BROKER, BANK OR OTHER NOMINEE AS OF THE RECORD DATE.

If you have any questions, please contact our proxy solicitor, Saratoga Proxy Consulting, LLC:

520 8th Avenue, 14th Floor

New York, New York 10022

(212) 257-1311

Stockholders call toll free at (888) 368-0379

info@saratogaproxy.com

We thank you for your continued support of the Company.

BY ORDER OF THE BOARD OF DIRECTORS

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting

To Be Held on February 26, 2024

The Proxy Statement, the accompanying WHITE Proxy Card and the Company’s Annual Report on Form 10-K for the year ended October 1, 2023 are available free of charge at Company’s website at https://animalsafari.com/investor-relations. Information on this website, other than this Proxy Statement, is not a part of this Proxy Statement.

At the written request of any stockholder who owns shares of the Company’s common stock as of the Record Date, we will provide to such stockholder, without charge, a paper copy of our Financial Statements as filed with the SEC, but not including exhibits. If requested, we will provide copies of the exhibits for a reasonable fee. Requests for additional paper copies of the Financial Statements should be mailed to the Company’s corporate headquarters at 1300 Oak Grove, Pine Mountain, Georgia 31822, Attention: Secretary.

If you have any questions, please contact our proxy solicitor, Saratoga Proxy Consulting, LLC:

520 8th Avenue, 14th Floor

New York, New York 10022

(212) 257-1311

Stockholders call toll free at (888) 368-0379

info@saratogaproxy.com

Parks! America, Inc.

1300 Oak Grove Road

Pine Mountain, Georgia 31822-1197

Proxy Statement

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 26, 2024

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Parks! America, Inc, a Nevada corporation, (the “Company”) for use at the Company’s Special Meeting of Stockholders (if held, including any adjournment, postponement or rescheduling thereof, the “Special Meeting”). The Special Meeting will be held on February 26, 2024 at 11:00 a.m. Eastern Time. The Special Meeting will be held in a virtual meeting format only, via live audio webcast at https://stctransfer.zoom.us/webinar/register/WN_42p6_BmwQSKyXX2B2Nmv9g.

Only stockholders of record at the close of business on February 8, 2024 (the “Record Date”) are entitled to notice of the Special Meeting and to vote at the Special Meeting or any adjournment or postponement thereof. The Proxy Statement and the WHITE Proxy Card are first being made available to stockholders on or about February 12, 2024.

YOUR VOTE IS IMPORTANT. WE URGE YOU TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED WHITE PROXY CARD. FOR ADDITIONAL INSTRUCTIONS, PLEASE REFER TO THE ENCLOSED WHITE PROXY CARD.

If you have any questions, please contact our proxy solicitor, Saratoga Proxy Consulting, LLC (“Saratoga”):

520 8th Avenue, 14th Floor

New York, New York 10022

(212) 257-1311

Stockholders call toll free at (888) 368-0379

info@saratogaproxy.com

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Why is the Company holding the Special Meeting?

As you may know, on December 22, 2023, Focused Compounding Fund, LP (“Focused Compounding”) submitted documents to the Company purporting to provide qualifying notice (the “Purported Notice”) as to a demand that the Company hold a special meeting of stockholders.

Pursuant to the Purported Notice, the Special Meeting is being held for the purpose of asking stockholders to consider and vote upon the following purported proposals (collectively, the “Focused Compounding Proposals”):

1.	Proposal 1: Repeal any provision of the Company’s Bylaws, as adopted by the Board on January 30, 2004, and as revised as of June 12, 2012 (the “Bylaws”), including any amendments thereto, in effect at the time this Proposal becomes effective, which was not included in the Bylaws that were in effect as of June 12, 2012 and were filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 16, 2012 (the “Bylaw Restoration Proposal”) to restore the Bylaws to their current form if the Board attempts to amend them in any manner prior to the completion of Focused Compounding’s proxy solicitation;

2.	Proposal 2:

a.	Proposal 2(a): Subject to the concurrent approval of the Bylaw Amendment Proposal and the Election Proposal (each as defined below), remove Lisa Brady from the Board pursuant to Section 4.9(a) of the Bylaws;

b.	Proposal 2(b): Subject to the concurrent approval of the Bylaw Amendment Proposal and the Election Proposal, remove Todd White from the Board pursuant to Section 4.9(a) of the Bylaws;

c.	Proposal 2(c): Subject to the concurrent approval of the Bylaw Amendment Proposal and the Election Proposal, remove Dale Van Voorhis from the Board pursuant to Section 4.9(a) of the Bylaws;

d.	Proposal 2(d): Subject to the concurrent approval of the Bylaw Amendment Proposal and the Election Proposal, remove John Gannon from the Board pursuant to Section 4.9(a) of the Bylaws;

e.	Proposal 2(e): Subject to the concurrent approval of the Bylaw Amendment Proposal and the Election Proposal, remove Charles Kohnen from the Board pursuant to Section 4.9(a) of the Bylaws;

f.	Proposal 2(f): Subject to the concurrent approval of the Bylaw Amendment Proposal and the Election Proposal, remove Jeffery Lococo from the Board pursuant to Section 4.9(a) of the Bylaws;

g.	Proposal 2(g): Subject to the concurrent approval of the Bylaw Amendment Proposal and the Election Proposal, remove Rick Ruffolo from the Board pursuant to Section 4.9(a) of the Bylaws (each of Proposal 2(a) – Proposal 2(g), a “Removal Proposal” and collectively, the “Removal Proposals”);

3.	Proposal 3: Subject to the concurrent approval of each Removal Proposal and the Election Proposal, amend and restate Section 4.7 of the Bylaws (the “Bylaw Amendment Proposal”) to read as follows:

“4.7 Vacancy on Board of Directors. In case of a vacancy on the Board of Directors because of a director’s resignation, removal or other departure from the board, or because of an increase in the number of directors, the remaining directors, by majority vote, may elect a successor to hold office for the unexpired term of the director whose position is vacant, and until the election and qualification of a successor. In the event any directors are removed by a vote of the shareholders, then the shareholders shall have the right to elect successors to hold office for the unexpired term of the director or directors whose positions are vacant, and until the election and qualification of their successors.”

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4.	Proposal 4:

a.	Proposal 4(a): Subject to the concurrent approval of each Removal Proposal and the Bylaw Amendment Proposal, elect Andrew Kuhn as a member of the Board;

b.	Proposal 4(b): Subject to the concurrent approval of each Removal Proposal and the Bylaw Amendment Proposal, elect Geoff Gannon as a member of the Board;

c.	Proposal 4(c): Subject to the concurrent approval of each Removal Proposal and the Bylaw Amendment Proposal, elect James Ford (collectively with Mr. Kuhn and Mr. Geoff Gannon, the “Focused Compounding Nominees” and each a, “Focused Compounding Nominee”) as a member of the Board (Proposal 4(a) – Proposal 4(c) collectively, the “Election Proposal”); and

5.	Proposal 5: Authorize Focused Compounding, or an authorized representative thereof, to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event there are insufficient votes for, or otherwise in connection with, any of the Bylaw Restoration Proposal, the Removal Proposals, the Bylaw Amendment Proposal or the Election Proposal (the “Adjournment Proposal”).

THE BOARD RECOMMENDS VOTING “AGAINST” THE BYLAW RESTORATION PROPOSAL, “AGAINST” THE REMOVAL PROPOSALS, “AGAINST” THE BYLAW AMENDMENT PROPOSAL, “AGAINST” EACH FOCUSED COMPOUNDING NOMINEE AND “AGAINST” THE ADJOURNMENT PROPOSAL USING THE WHITE PROXY CARD.

THE BOARD URGES YOU NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY FOCUSED COMPOUNDING, EVEN AS A PROTEST VOTE, AS ONLY YOUR LATEST DATED PROXY CARD WILL BE COUNTED.

Why am I receiving these materials?

You are receiving this Proxy Statement as a stockholder of the Company as of the Record Date for purposes of determining the stockholders entitled to receive notice of and vote at the Special Meeting. We are sending this Proxy Statement to you to provide notice of the Special Meeting and to communicate the Board’s opposition to the Focused Compounding Proposals. We believe the Focused Compounding Proposals are NOT in the best interest of our stockholders and therefore are asking you to vote “AGAINST” the Focused Compounding Proposals and “AGAINST” each Focused Compounding Nominee.

What should I do if I receive a proxy card from the Focused Compounding Group?

Focused Compounding and the Focused Compounding Nominees (collectively with Focused Compounding’s affiliates, including Focused Compounding Capital Management, LLC, the “Focused Compounding Group”) have filed a definitive proxy statement with the SEC. The Focused Compounding Group intends to solicit proxies in connection with the Special Meeting.

You may receive proxy solicitation materials from the Focused Compounding Group. The Company is not responsible for the accuracy of any information provided by, or relating to, the Focused Compounding Group that is contained in any proxy solicitation materials, if and when filed or disseminated by, or on behalf of, the Focused Compounding Group or any other statements that the Focused Compounding Group or its representatives have made or may otherwise make, including statements relating to the Focused Compounding Proposals and the Focused Compounding Nominees. The Board does NOT support the Removal Proposals. The Board does NOT endorse any of the Focused Compounding Nominees, and the presence of their names herein is NOT an approval of their character, suitability or other qualifications.

We strongly recommend that you discard any proxy card or solicitation materials that may be sent to you by the Focused Compounding Group. If you have already voted using the Focused Compounding Group’s proxy card, you have every right to change your vote by (i) completing, signing, dating and returning a later dated WHITE Proxy Card in the postage-paid envelope provided or (ii) attending the Special Meeting and voting your shares online. Only the latest-dated validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Special Meeting by following the instructions below under “Can I change my vote or revoke my proxy?”. Please contact our proxy solicitor, Saratoga, by calling (212) 257-1311 or toll free at (888) 368-0379, or by email at info@saratogaproxy.com if you have questions or require assistance in voting your shares.

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How can stockholders attend the Special Meeting? Am I entitled to attend the Special Meeting in person?

The Special Meeting is open to all of our stockholders. The Special Meeting will be held in a virtual meeting format only, via live audio webcast at https://stctransfer.zoom.us/webinar/register/WN_42p6_BmwQSKyXX2B2Nmv9g. You will not be able to attend the Special Meeting in person. You will be able to participate in the Special Meeting if you were a stockholder of record on the Record Date or hold a valid legal proxy for the Special Meeting. To attend the Special Meeting and/or vote electronically, you will need the control number included on your WHITE Proxy Card, or in the instructions that accompanied your proxy materials. You must pre-register to attend the Special Meeting.

Registering to Attend the Special Meeting—Stockholders of Record

If, as of the Record Date, your shares are registered in your own name, you may register to attend the Special Meeting by going to https://stctransfer.zoom.us/webinar/register/WN_42p6_BmwQSKyXX2B2Nmv9g no later than 12:00 p.m. Eastern Time on February 23, 2024 and registering for the meeting exactly as your registration appears on your WHITE Proxy Card. You must provide a valid email address to register and to vote at the Special Meeting.

Registering to Attend the Special Meeting—Beneficial Stockholders

If, as of the Record Date, you are the beneficial owner of shares and you held your shares in “street name” with a broker, bank or other nominee, you will be required to obtain a legal proxy from your broker, bank or other nominee, indicating that you were a beneficial owner of shares as of the Record Date and the number of shares that you beneficially owned at that time. You may register to attend the Special Meeting by going to https://stctransfer.zoom.us/webinar/register/WN_42p6_BmwQSKyXX2B2Nmv9g no later than 12:00 p.m. Eastern Time on February 23, 2024 and following the instructions on the website. After registering, you will be asked to provide proof of ownership and, if applicable, a legal proxy, before being approved for attendance at the meeting. You must provide a valid email address to register and to vote at the Special Meeting.

After successfully registering, stockholders will receive a confirmation email with a link and instructions for accessing the Special Meeting. We recommend that stockholders carefully review in advance the procedures needed to gain admission virtually to the Special Meeting. If you do not comply with the procedures outlined above, you will not be admitted to the Special Meeting.

Who is entitled to vote at the Special Meeting?

The Record Date for determining stockholders entitled to notice of and to vote at the Special Meeting is February 8, 2024. Stockholders of the Company as of the Record Date are entitled to notice of and to vote at the Special Meeting. If you were a stockholder on the Record Date, then you will retain your voting rights for the Special Meeting even if you sold your shares after the Record Date. Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares, even if you sold such shares after the Record Date.

How many votes do I get?

Each share of common stock, par value $0.001 (the “Common Stock”), is entitled to one vote. No cumulative rights are authorized and dissenters’ rights are not applicable to any of the matters being voted upon.

How many shares of Common Stock are outstanding?

As of February 8, 2024, the Company had 75,726,851 shares of Common Stock issued and outstanding.

How do I vote?

Stockholder of Record: Shares Registered in Your Name

If, as of the Record Date, your shares are registered in your own name, please vote today by completing, signing, dating and promptly returning the enclosed WHITE Proxy Card in the postage-paid envelope provided. A completed WHITE Proxy Card returned by mail must be received at the address stated on the WHITE Proxy Card before February 26, 2024. Please contact our proxy solicitor, Saratoga, by calling (212) 257-1311 or toll free at (888) 368-0379, or by email at info@saratogaproxy.com if you require assistance in voting your shares or need additional copies of our proxy materials. You may also vote by attending the Special Meeting.

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Execution and delivery of a proxy by a record holder of shares will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise. Shares represented by properly executed WHITE Proxy Cards will be voted in accordance with the directions indicated thereon. If you sign the WHITE Proxy Card but do not make any specific choices, your proxy will vote your shares as follows:

●	Proposal 1: “AGAINST” the Bylaw Restoration Proposal;

●	Proposal 2:

○	Proposal 2(a): “AGAINST” the removal of Ms. Brady from the Board;

○	Proposal 2(b): “AGAINST” the removal of Mr. White from the Board;

○	Proposal 2(c): “AGAINST” the removal of Mr. Van Voorhis from the Board;

○	Proposal 2(d): “AGAINST” the removal of Mr. John Gannon from the Board;

○	Proposal 2(e): “AGAINST” the removal of Mr. Kohnen from the Board;

○	Proposal 2(f): “AGAINST” the removal of Mr. Lococo from the Board;

○	Proposal 2(g): “AGAINST” the removal of Mr. Ruffolo from the Board;

●	Proposal 3: “AGAINST” the Bylaw Amendment Proposal;

●	Proposal 4(a), Proposal 4(b) and Proposal 4(c): “AGAINST” the election of each Focused Compounding Nominee; and

●	Proposal 5: “AGAINST” the Adjournment Proposal.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee

If, as of the Record Date, you are the beneficial owner of shares and you held your shares in “street name” with a broker, bank or other nominee, only that entity can vote your shares and only upon its receipt of your specific instructions. Accordingly, please contact the person responsible for your account at such entity and instruct that person to vote “AGAINST” the Focused Compounding Proposals and “AGAINST” each Focused Compounding Nominee on your behalf. You should also complete, sign, date and promptly return the voting instruction that your broker, bank or other nominee sends you (or, if applicable, vote by following the instructions supplied to you by your broker, bank or other nominee, including voting via the Internet). Please do this for each account you maintain to ensure that all of your shares are voted.

How does the Board recommend that I vote at the Special Meeting?

The Board believes that the adoption of the Focused Compounding Proposals is NOT in the best interests of the Company’s stockholders. The Board recommends that you vote:

1.	Proposal 1: “AGAINST” the Bylaw Restoration Proposal;

2.	Proposal 2:

a.	Proposal 2(a): “AGAINST” the removal of Ms. Brady from the Board;

b.	Proposal 2(b): “AGAINST” the removal of Mr. White from the Board;

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c.	Proposal 2(c): “AGAINST” the removal of Mr. Van Voorhis from the Board;

d.	Proposal 2(d): “AGAINST” the removal of Mr. John Gannon from the Board;

e.	Proposal 2(e): “AGAINST” the removal of Mr. Kohnen from the Board;

f.	Proposal 2(f): “AGAINST” the removal of Mr. Lococo from the Board;

g.	Proposal 2(g): “AGAINST” the removal of Mr. Ruffolo from the Board;

3.	Proposal 3: “AGAINST” the Bylaw Amendment Proposal;

4.	Proposal 4(a), Proposal 4(b) and Proposal 4(c): “AGAINST” the election of each Focused Compounding Nominee; and

5.	Proposal 5: “AGAINST” the Adjournment Proposal.

Can I change my vote or revoke my proxy?

If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Special Meeting. Proxies may be revoked by any of the following actions:

●	Returning a later-dated proxy by completing, signing, dating and promptly returning the enclosed WHITE Proxy Card (the latest dated proxy is the only one that counts);

●	Delivering a written revocation of the proxy before the Special Meeting to the Company’s Secretary at 1300 Oak Grove Road, Pine Mountain, Georgia 31822; or

●	Virtually attending and voting at the Special Meeting (but attendance at the Special Meeting will not by itself constitute revocation of a prior delivered proxy).

IF YOU HAVE ALREADY VOTED FOR THE FOCUSED COMPOUNDING PROPOSALS USING THE FOCUSED COMPOUNDING GROUP’S PROXY CARD, WE URGE YOU TO REVOKE IT BY VOTING “AGAINST” THE FOCUSED COMPOUNDING PROPOSALS AND “AGAINST” THE ELECTION OF EACH FOCUSED COMPOUNDING NOMINEE ON THE WHITE PROXY CARD.

If any of your shares are held in the name of a broker, bank or other nominee on the Record Date, you should follow the instructions provided by your broker, bank or other nominee. There is no physical location for the Special Meeting. If you virtually attend the Special Meeting and you beneficially own shares but are not the record owner, your mere attendance at the Special Meeting WILL NOT be sufficient to vote your shares. You must provide written authority from the record owner to vote your shares held in its name at the Special Meeting in the form of a “legal proxy” issued in your name from the broker, bank or other nominee that holds your shares. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Saratoga, by calling (212) 257-1311 or toll free at (888) 368-0379, or by email at info@saratogaproxy.com.

What constitutes a quorum at the Special Meeting?

A majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for that matter. Business may not be conducted at the Special Meeting unless a quorum is present. Abstentions will be counted for purposes of determining whether a quorum exists at the Special Meeting. There will be no “broker non-votes” at the Special Meeting.

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What are “broker non-votes”? What is discretionary voting?

If, on the Record Date, your shares were held by a broker, bank or other nominee, then you are the beneficial owner of shares held in “street name.” The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, because you are not the stockholder of record, you may not vote your shares at the Special Meeting unless you request and obtain a valid legal proxy from your broker, bank or other nominee. If your shares are held in “street name” (that is, held by a broker, bank or other nominee), you will receive voting instructions from your broker, bank or other nominee. Please follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a legal proxy. If you hold your shares in “street name,” please instruct your broker, bank or other nominee how to vote your shares using the voting instruction form provided by your broker, bank or other nominee so that your vote can be counted. The voting instruction form provided by your broker, bank or other nominee may also include information about how to submit your voting instructions over the Internet.

A “broker non-vote” results when a broker who holds shares for another person has not received voting instructions from the owner of the shares and, under the applicable rules, does not have discretionary authority to vote on a matter. Brokers are not permitted to vote shares without instructions on proposals that are not considered “routine.” Applicable regional and national exchange rules determine whether proposals are “routine” or “non-routine.” If a proposal is “routine,” a broker holding shares for an owner in “street name” may vote on the proposal without voting instructions. All of the matters to be considered at the Special Meeting are “non-routine,” and brokers will not have discretionary authority to vote on any of the Focused Compounding Proposals. Therefore, if you do not provide voting instructions to your broker, then your shares will not be voted with respect to any of the Focused Compounding Proposals.

What vote is required to approve the Focused Compounding Proposals?

Proposal 1: The Bylaw Restoration Proposal

The approval of the Bylaw Restoration Proposal requires the number of votes cast favoring such proposal to exceed the votes cast opposing such proposal. Abstentions will have no effect on the Bylaw Restoration Proposal. Brokers will not have discretionary authority to vote on the Bylaw Restoration Proposal. There will be no “broker non-votes” at the Special Meeting.

Proposal 2: The Removal Proposals

The affirmative vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote is required to approve each Removal Proposal. Abstentions will have the same effect as voting “AGAINST” on each Removal Proposal. Brokers will not have discretionary authority to vote on the Removal Proposals. There will be no “broker non-votes” at the Special Meeting.

Proposal 3: The Bylaw Amendment Proposal

The approval of the Bylaw Amendment Proposal requires the number of votes cast favoring such proposal to exceed the votes cast opposing such proposal. Abstentions will have no effect on the Bylaw Amendment Proposal. Brokers will not have discretionary authority to vote on the Bylaw Amendment Proposal. There will be no “broker non-votes” at the Special Meeting.

Proposal 4: The Election Proposal

A majority of votes cast by the shares entitled to vote in the election of directors is required to elect each Focused Compounding Nominee. Abstentions will have no effect on the election of each Focused Compounding Nominee. Brokers will not have discretionary authority to vote on the Election Proposal. There will be no “broker non-votes” at the Special Meeting.

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Proposal 5: The Adjournment Proposal

A majority of the shares represented in person or by proxy, and entitled to vote at the Special Meeting is required to approve the Adjournment Proposal. Abstentions will have the same effect as voting “AGAINST” on the Adjournment Proposal. Brokers will not have discretionary authority to vote on the Adjournment Proposal. There will be no “broker non-votes” at the Special Meeting.

What are the consequences if the Removal Proposals are not approved?

In the event that any purported Removal Proposal fails to receive the required number of votes for approval by the Company’s stockholders at the Special Meeting, all incumbent members of the Board will remain seated. The Board has scheduled the Company’s 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) in June. At the 2024 Annual Meeting, the Board may nominate some or all of the incumbent directors for election to the Board.

The Election Proposal is subject to the concurrent approval of each Removal Proposal. The Bylaw Amendment Proposal is also subject to the concurrent approval of each Removal Proposal. Accordingly, if any Removal Proposal fails to receive the required number of votes for approval by the Company’s stockholders at the Special Meeting, then no additional director will be added to the Board at the Special Meeting and the Bylaws will not be amended, notwithstanding the outcome of the purported Election Proposal and the Bylaw Amendment Proposal, respectively. As discussed below, each Removal Proposal is subject to the concurrent approval of the Election Proposal and the Bylaw Amendment Proposal. Because the Election Proposal and the Bylaw Amendment Proposal are subject to the concurrent approval of each Removal Proposal, no incumbent Board member will be removed from the Board unless each incumbent Board member is removed from the Board, notwithstanding the outcome of any purported Removal Proposal.

What are the consequences if the Bylaw Amendment Proposal is not approved?

Both the Company’s Amended Articles of Incorporation (the “Charter”) and the Bylaws provide that directors may fill vacancies on the Board, including vacancies on the Board because of a director’s removal. Consequently, while stockholders may vote on the Bylaw Amendment Proposal, approval of the Bylaw Amendment Proposal would not prevent the remaining directors from filling such vacancy or vacancies.

The Election Proposal is subject to the concurrent approval of the Bylaw Amendment Proposal. In addition, each Removal Proposal is subject to the concurrent approval of the Bylaw Amendment Proposal. Accordingly, if the Bylaw Amendment Proposal fails to receive the required number of votes for approval by the Company’s stockholders at the Special Meeting, then no additional director will be added to the Board at the Special Meeting, notwithstanding the outcome of the purported Election Proposal. Further, no incumbent directors will be removed from the Board, notwithstanding the outcome of the purported Removal Proposals.

What are the consequences if a Focused Compounding Nominee is not elected to the Board?

Each Removal Proposal and the Bylaw Amendment Proposal is subject to the concurrent approval of the Election Proposal. In the event that a purported Focused Compounding Nominee fails to receive the required number of votes to be elected to the Board at the Special Meeting, then no incumbent directors will be removed from the Board and the Bylaws will not be amended, notwithstanding the outcome of any purported Removal Proposal or the Bylaw Amendment Proposal, respectively.

What happens if the Focused Compounding Group withdraws or abandons its solicitation, and I have already granted proxy authority in favor of the Focused Compounding Group?

Stockholders are encouraged to submit their votes on the WHITE Proxy Card. If the Focused Compounding Group withdraws or abandons its solicitation a stockholder has already granted proxy authority, stockholders can still complete, sign, date and promptly return a later submitted WHITE Proxy Card. If the Focused Compounding Group withdraws or abandons its solicitation, any vote cast in favor of the Focused Compounding Proposals will be disregarded and will not be counted, whether such vote is provided on the Company’s WHITE Proxy Card or the Focused Compounding Group’s proxy card.

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May other matters be raised at the Special Meeting?

No. Pursuant to the Bylaws, only issues identified in the Notice of the Special Meeting of Stockholders may be conducted at the Special Meeting.

Who is making this proxy solicitation and who is paying for it?

The Board is soliciting your proxy. Proxies will be solicited on behalf of the Board by the Company’s directors and certain executive officers and other employees of the Company. Such persons are listed in Annex A to the Proxy Statement. The costs and expenses of the Board’s solicitation of proxies, including the preparation, printing and mailing of the Proxy Statement, the WHITE Proxy Card, the Notice of the Special Meeting of Stockholders and any additional information furnished to stockholders by the Company, will be borne by the Company. Solicitation of proxies may be in person, by telephone, electronic mail or personal solicitation by the Company’s directors, officers or staff members. Other than the persons described in the Proxy Statement, no general class of employee of the Company will be employed to solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, the Company’s employees, officers and directors may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. None of these individuals will receive any additional or special compensation for doing this, but they may be reimbursed for reasonable out-of-pocket expenses.

The Company currently estimates that it will spend a total of approximately $700,000 for, in furtherance of, or in connection with the solicitation of proxies, including fees for attorneys, accountants, public relations or financial advisers, solicitors, advertising, printing, transportation, litigation and other costs incidental to the solicitation. As of the date hereof, the Company estimates that its total expenditures to date for, in furtherance of, or in connection with the solicitation of proxies is approximately $150,000.

In connection with the engagement of Saratoga by the Company as a proxy solicitor, the Company anticipates that certain employees of Saratoga may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are stockholders of the Company for the purpose of assisting in the solicitation of proxies for the Special Meeting. Approximately 15 employees of Saratoga will solicit holders of the Common Stock in connection with the Special Meeting. The Company expects to pay Saratoga up to $75,000 for its services in connection with the solicitation of proxies for the Special Meeting.

How can I find out the voting results of the Special Meeting?

The final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Special Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

What is householding of proxy materials?

The SEC has adopted rules that permit companies and intermediaries (such as brokers, banks and other nominees) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. Some brokers, banks and other nominees with account holders who are stockholders of the Company may be householding our proxy materials. A single copy of the Proxy Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker, bank or other nominee that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker, bank or other nominee and direct your request to the Company by writing to 1300 Oak Grove Road, Pine Mountain, Georgia 31822, Attention: Secretary (Telephone: (706) 663-8744). Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their broker, bank or other nominee.

How can I submit proposals at the 2024 Annual Meeting?

The deadline to submit a stockholder proposal for inclusion in the Company's proxy materials for the 2024 Annual Meeting pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) is February 25, 2024, which is a reasonable time before the Company anticipates it will begin to print and send its proxy materials in connection with the 2024 Annual Meeting. The deadline to submit a stockholder proposal outside the processes of Rule 14a-8 of the Exchange Act for consideration by stockholders at the 2024 Annual Meeting is February 25, 2024, which is a reasonable time before the Company anticipates it will begin to send its proxy materials in connection with the 2024 Annual Meeting. The deadline for providing notice of a solicitation of proxies in support of director nominees other than the Company’s nominees pursuant to Rule 14a-19 of the Exchange Act for the 2024 Annual Meeting is April 8, 2024.

Who should I contact if I have questions?

Saratoga is assisting us with our effort to solicit proxies. If you have additional questions about the Special Meeting, or if you need assistance voting your shares, please contact Saratoga by calling (212) 257-1311 or toll free at (888) 368-0379 or by email at info@saratogaproxy.com.

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PROPOSAL 1

THE BYLAW RESTORATION PROPOSAL

Focused Compounding has asked for your approval to repeal any provision of the Bylaws in effect at the time the Bylaw Restoration Proposal becomes effective, which was not included in the Bylaws that were in effect as of June 12, 2012 and were filed with SEC.

The Bylaw Restoration Proposal is speculative and is designed to nullify unspecified provisions of the Bylaws. No such provisions of the Bylaws have been made. However, the Board’s fiduciary duties require that it retain the flexibility to adopt, at any time, any amendment to the Bylaws that it believes is proper and in the best interests of the Company’s stockholders. The automatic repeal of any duly adopted Bylaw amendment, irrespective of its content, could have the unfortunate effect of repealing one or more properly adopted Bylaw amendments determined by the Board to be in the best interests of the Company and its stockholders.

The approval of the Bylaw Restoration Proposal requires the number of votes cast favoring such proposal to exceed the votes cast opposing such proposal. Abstentions will have no effect on the Bylaw Restoration Proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THE BYLAW RESTORATION PROPOSAL.

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PROPOSAL 2

THE REMOVAL PROPOSALS

Focused Compounding has asked for your approval to remove seven incumbent directors from the Board. The Board recommends that you vote:

●	Proposal 2(a): “AGAINST” the removal of Ms. Brady from the Board;

●	Proposal 2(b): “AGAINST” the removal of Mr. White from the Board;

●	Proposal 2(c): “AGAINST” the removal of Mr. Van Voorhis from the Board;

●	Proposal 2(d): “AGAINST” the removal of Mr. John Gannon from the Board;

●	Proposal 2(e): “AGAINST” the removal of Mr. Kohnen from the Board;

●	Proposal 2(f): “AGAINST” the removal of Mr. Lococo from the Board; and

●	Proposal 2(g): “AGAINST” the removal of Mr. Ruffolo from the Board.

Rule 14a-4(a)(3) of the Exchange Act requires the Proxy Statement to “identify clearly and impartially each separate matter intended to be acted on” at the Special Meeting (emphasis added). The Company believes that our stockholders must be given the opportunity to vote on each Removal Proposal as a separate matter. Accordingly, the Company has presented the Removal Proposals as seven separate proposals in the Proxy Statement. Each Removal Proposal is a material matter because the removal of an incumbent director substantively affects stockholder rights. The Company believes stockholders may reasonably wish to vote separately on the removal of each incumbent director and that presenting each Removal Proposal as a single, “all-or-nothing” proposal disenfranchises stockholders in a meaningful way.

The Board does NOT support the Removal Proposals. The Board believes that the removal of any of the seven incumbent directors would disrupt the implementation of the Company’s strategic plan, could adversely impact the value of your investment and is not in the best interests of stockholders. Your current directors are committed to enhancing value for all of the Company’s stockholders. Further, each of the Company’s current directors has first-hand working knowledge of the Company, its unique business, its operations, its employees and its customers. The Board strongly believes that the seven incumbent directors have skillsets that are closely aligned with key drivers of our business and possess invaluable experience in the entertainment, leisure, amusement, resort and real estate industries. More information about the qualifications and experience of each of the Company’s directors is included in the section of this Proxy Statement entitled “Information on Directors and Executive Officers.”

The Board believes that the interests of the Company’s stockholders will be best served if the incumbent directors remain on the Board and are given the opportunity to continue to oversee the execution of the Company’s plan and initiatives to enhance value for all of the Company’s stockholders. The Company’s improved corporate governance policies provide multiple avenues for stockholders to express their views, and the Board does not believe that removing the entirety of the Board’s incumbent directors and replacing them with the Focused Compounding Nominees is in the best interests of the Company or its stockholders. Rather, the Board believes that stockholder interests would be better served by allowing your incumbent directors to continue implementing the Company’s strategic priorities and working to enhance stockholder value.

We believe that the Focused Compounding Group has called the Special Meeting solely to further its own interests. The Board questions the continued need for the Special Meeting as the Board has scheduled the 2024 Annual Meeting in June at which the stockholders will have the opportunity to vote for director nominees. It appears that the Focused Compounding Group wants to cause as much disruption as possible and force the Company to incur undue expense by having the Special Meeting. The Focused Compounding Group’s actions are burdensome to the Company and are diverting corporate resources to matters that can be resolved at the upcoming 2024 Annual Meeting, all at the at the expense of the other stockholders of the Company.

As each incumbent director is subject to the Removal Proposals, each has an interest in the outcome of the vote on the Removal Proposals.

In the event that any purported Removal Proposal fails to receive the required number of votes for approval by the Company’s stockholders at the Special Meeting, all incumbent members of the Board will remain seated on the Board. Additionally, because the Election Proposal and the Bylaw Amendment Proposal are subject to the concurrent approval of each Removal Proposal, no additional director will be added to the Board at the Special Meeting and the Bylaws will not be amended, notwithstanding the outcome of the purported Election Proposal and the Bylaw Amendment Proposal. Further, each Removal Proposal is subject to the concurrent approval of the Bylaw Amendment Proposal and the Election Proposal, respectively. In the event either the Bylaw Amendment Proposal or the Election Proposal fails to receive the required number of votes for approval by the Company’s stockholders at the Special Meeting, no incumbent member of the Board will be removed from the Board, notwithstanding the outcome of any purported Removal Proposal.

Each Removal Proposal requires the affirmative vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote. Abstentions will have the same effect as voting “AGAINST” on each Removal Proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” EACH REMOVAL PROPOSAL.

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PROPOSAL 3

THE BYLAW AMENDMENT PROPOSAL

Focused Compounding has asked for your approval to amend and restate Section 4.7 of the Bylaws to read as follows:

“4.7 Vacancy on Board of Directors. In case of a vacancy on the Board of Directors because of a director’s resignation, removal or other departure from the board, or because of an increase in the number of directors, the remaining directors, by majority vote, may elect a successor to hold office for the unexpired term of the director whose position is vacant, and until the election and qualification of a successor. In the event any directors are removed by a vote of the shareholders, then the shareholders shall have the right to elect successors to hold office for the unexpired term of the director or directors whose positions are vacant, and until the election and qualification of their successors.”

Both the Charter and the Bylaws provide that directors may fill vacancies on the Board, including vacancies on the Board because of a director’s removal. Consequently, while stockholders may vote on the Bylaw Amendment Proposal, approval of the Bylaw Amendment Proposal would not prevent the remaining directors from filling such vacancy or vacancies.

The Bylaw Amendment Proposal is subject to the concurrent approval of each Removal Proposal and the Election Proposal. In the event that a purported Removal Proposal or the Election Proposal fail to receive the required number of votes for approval by the Company’s stockholders at the Special Meeting, the Bylaws will not be amended, notwithstanding the outcome of the purported Bylaw Amendment Proposal. The Election Proposal is subject to the concurrent approval of the Bylaw Amendment Proposal. In addition, each Removal Proposal is subject to the concurrent approval of the Bylaw Amendment Proposal. Accordingly, if the Bylaw Amendment Proposal fails to receive the required number of votes for approval by the Company’s stockholders at the Special Meeting, no additional director will be added to the Board at the Special Meeting and no incumbent member of the Board will be removed from the Board, notwithstanding the outcome of the purported Election Proposal or any Removal Proposal, respectively.

Because this proposal relates to, and may impact, the Company’s governance policies, the Company’s directors, some of whom are stockholders, may have an interest in the outcome of this vote.

The approval of the Bylaw Amendment Proposal requires the number of votes cast favoring such proposal to exceed the votes cast opposing such proposal. Abstentions will have no effect on the Bylaw Amendment Proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THE BYLAW AMENDMENT PROPOSAL.

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PROPOSAL 4

THE ELECTION PROPOSAL

Focused Compounding has asked for your approval to, subject to the concurrent approval of the Removal Proposals, elect as members of the Board each Focused Compounding Nominee. The Board recommends that you vote:

●	Proposal 4(a): “AGAINST” the election of Mr. Kuhn to the Board;

●	Proposal 4(b): “AGAINST” election of Mr. Geoff Gannon to the Board; and

●	Proposal 4(c): “AGAINST” the election of Mr. Ford to the Board.

The Board does NOT endorse any Focused Compounding Nominee, and the presence of their names herein is NOT an approval of their character, suitability or other qualifications. You should refer to the Focused Compounding Group’s proxy statement, which will be available at no charge on the SEC’s website at http://www.sec.gov, for the names, background, qualifications and other information concerning the Focused Compounding Nominees.

The Election Proposal is subject to the concurrent approval of each Removal Proposal and the Bylaw Amendment Proposal. In the event that any purported Removal Proposal fails to receive the required number of votes for approval by the Company’s stockholders at the Special Meeting, all incumbent members of the Board will remain seated on the Board, and no additional director will be added to the Board at the Special Meeting, notwithstanding the outcome of the purported Election Proposal. In addition, if the Bylaw Amendment Proposal fails to receive the required number of votes for approval by the Company’s stockholders at the Special Meeting, no additional director will be added to the Board at the Special Meeting, notwithstanding the outcome of the purported Election Proposal. Further, each Removal Proposal and the Bylaw Amendment Proposal is subject to the concurrent approval of the Election Proposal. In the event the Election Proposal fails to receive the required number of votes for approval by the Company’s stockholders at the Special Meeting, no incumbent member of the Board will be removed from the Board and the Bylaws will not be amended, notwithstanding the outcome of any purported Removal Proposal or the Bylaw Amendment Proposal, respectively.

In deciding to recommend voting “AGAINST” the election of each Focused Compounding Nominee, the Board considered a number of factors, including each Focused Compounding Nominee’s lack of public company directorship experience and lack experience in the entertainment, parks and amusements industries. The Board does not believe that the Focused Compounding Nominees bring to the table skillsets that are relevant to the Company’s business or strategic objectives.

Because this proposal relates to, and may impact, the composition of the Board, the Company’s directors and executive officers, some of whom are also stockholders, have an interest in the outcome of this vote.

A majority of votes cast by the shares entitled to vote in the election of directors is required to elect each Focused Compounding Nominee. Abstentions will have no effect on the election of each Focused Compounding Nominee.

THE BOARD RECOMMENDS YOU VOTE “AGAINST” THE ELECTION OF EACH FOCUSED COMPOUNDING NOMINEE.

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PROPOSAL 5

Focused Compounding has asked for your approval to authorize Focused Compounding, or an or an authorized representative thereof, to adjourn the Special Meeting.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the shares represented in person or by proxy, and entitled to vote at the Special Meeting. Abstentions will have the same effect as voting “AGAINST” on the Adjournment Proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THE ADJOURNMENT PROPOSAL.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information relating to the ownership of common stock by (i) each person known by us to be the beneficial owner of more than five percent of the outstanding shares of our Common Stock, (ii) each of our directors, (iii) each of our named executive officers and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, the information relates to these persons, beneficial ownership as of February 8, 2024. Subject to applicable community property laws, each person has the sole voting and investment power with respect to the shares owned. The address of each beneficial owner is care of Parks! America, Inc., 1300 Oak Grove Road, Pine Mountain, Georgia 31822, unless otherwise set forth below that person’s name.

Name	Amount and nature of beneficial ownership	Percent of class
Directors and Named Executive Officers
Lisa Brady	193,586	*
Todd R. White	1,344,555	1.8%
Dale Van Voorhis	0	*
Charles Kohnen	22,954,471	30.3%
Jeffery Lococo	673,928	*
John Gannon	43,706	*
Rick Ruffolo	78,722	*
Directors and Executive Officers as a group (7 persons)	25,288,968	33.4%
Five Percent Stockholders
Focused Compounding Fund, LP 3838 Oak Lawn Ave., Suite 1000 Dallas, Texas 75219	29,110,150	38.5%

* Less than 1%

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INFORMATION ON DIRECTORS AND EXECUTIVE OFFICERS

The following table and information that follows sets forth, the names, and positions of our directors and executive officers as of February 12, 2024.

Name	Age	Title	Years with the Company
Lisa Brady	37	President, Chief Executive Officer and Director	3
Todd R. White	61	Chief Financial Officer and Director	10
Dale Van Voorhis	82	Director	17
John Gannon	66	Director	4
Charles Kohnen	56	Interim Chairman of the Board of Directors	13
Jeffery Lococo	67	Secretary and Director	17
Rick Ruffolo	55	Director	3

The following is a description of the business background of our directors and executive officers.

Lisa Brady, 37. Ms. Brady has been President and Chief Executive Officer of the Company since November 14, 2022. Before that she served as a director of the Company since November 2021. Ms. Brady brings more than a decade of experience in the entertainment, leisure, and hospitality industry with executive-level experience in strategic planning, mergers and acquisitions, investor relations, financial modeling, and real estate development. For the decade proceeding her joining the Company, Ms. Brady served in a variety of leadership roles of increasing responsibility with Cedar Fair Entertainment Company (“Cedar Fair Entertainment”), an owner and operator of regional amusement parks and water parks, complemented with resort, hotel and recreational properties, including investor relations, strategic planning, M&A activities, resort and adjacent development and implementation of key growth initiatives, from October 2012 to October 2022. In addition, Ms. Brady and her husband own several small businesses, including a kayak outfitter, a boutique hotel and a transient property management company which have provided valuable and unique experience developing, operating and optimizing commercial efforts on a smaller scale. Prior to joining Cedar Fair Entertainment, Ms. Brady was a sell-side analyst at KeyBanc Capital Markets, Inc., a corporate and investment bank providing capital markets and advisory solutions, covering the fitness, leisure and hospitality sector, from July 2008 to October 2012. Ms. Brady graduated summa cum laude from Penn State University and received the John Zahniser Female Scholar Athlete Award. Ms. Brady is qualified to serve as a member of the Board based on her breadth of experience and background in finance and capital markets, investor relations, strategy and real estate development.

Todd R. White, 61. Mr. White is the Chief Financial Officer of the Company. He was appointed the Chief Financial Officer of the Company in May 2013 and has served as a Director of the Company since January 2014. Prior to joining the Company, from 1992 through 2011, Mr. White was an executive with The Scotts Miracle-Gro Company (“ScottsMiracle-Gro”) in a variety of corporate as well as business group financial management roles, and served most recently as its Vice President, Global Controller from 2005 through 2011. During his tenure at ScottsMiracle-Gro he played a critical role in several acquisitions, including due diligence and business integration. He also played a key role in when ScottsMiracle-Gro implemented the requirements of the Sarbanes-Oxley Act. Mr. White was with PricewaterhouseCoopers LLP in Cincinnati, Ohio from 1986 to 1992. He received a B.A. in business administration from The Ohio State University and an MBA from the University of Wisconsin-Madison. Mr. White is qualified to serve as a member of the Board based on decades of experience in corporate accounting, financial strategy, acquisition due diligence and integration and SEC reporting.

Dale Van Voorhis, 82. Mr. Van Voorhis has served as a Director of the Company since March 2009 and as the Chairman of the Board of Directors from 2011 until February 2024. Mr. Van Voorhis served as the Company’s interim President and CEO from June 1, 2022 until November 14, 2022. Mr. Van Voorhis served as the Company’s CEO from January 2011 through May 2022. Mr. Van Voorhis was re-appointed to our Board in March 2009 and served as the Company’s Chief Operating Officer from March 2009 until January 2011. Mr. Van Voorhis previously served the Company in various management and Board roles from December 2003 through December 2006. In addition, Mr. Van Voorhis has been the President of Amusement Business Consultants, Inc., an amusement industry consulting company, since its inception in 1994. Mr. Van Voorhis was President and CEO of Funtime Parks Inc. (“Funtime”) from 1982 until 1994. Funtime consisted of three parks in New York and Ohio, and they generated total attendance of 2.6 million visitors in 1993. Funtime sold the three parks for $60 million in 1994. Mr. Van Voorhis has over 55 years of experience in the amusement/entertainment industry. Mr. Van Voorhis is qualified to serve as a member of the Board based on his long career operating within the industry.

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John Gannon, 66. Mr. Gannon has served as a Director of the Company since December 2019 and was appointed Chairman of the Audit Committee in June 2021. Mr. Gannon has 33 years of experience in the amusement park, water park, and zoo industry. After 14 years of service, Mr. Gannon retired from the Columbus Zoo and Aquarium in January 2020, most recently serving as its Senior Vice President responsible for managing all for profit ventures, including its water park, its amusement park section and its golf course, from 2006 to 2020. Prior to joining the Columbus Zoo and Aquarium, Mr. Gannon was with Six Flags Entertainment Corporation (f/k/a Six Flags Theme Parks, Inc.) (“Six Flags”), Premier Parks, LLC and Funtime for a combined total of 19 years, from 1987 to 2006. During his time with Six Flags, Mr. Gannon served as Vice President of Finance, with responsibility over the eastern United States and Europe. Mr. Gannon started his career as a CPA with Ernst & Young Global Limited. Mr. Gannon is a past member of the International Association of Amusement Parks and Attractions and the World Waterpark Association. In 2017, Governor John Kasich appointed Mr. Gannon to the Ohio Department of Agriculture Advisory Board on Amusement Ride Safety. Mr. Gannon earned a Bachelor of Science degree in Accounting from the University of Akron. Mr. Gannon is qualified to serve as a member of the Board based on his extensive experience and knowledge of the amusement and zoo industries, and his financial acumen and experience make him well suited to be the Chair of the Audit Committee.

Charles Kohnen, 56. Mr. Kohnen has served as a Director of the Company since October 2010 and has a diverse business and public service background including experience with planning and executing management strategies for turnaround companies. Mr. Kohnen was appointed to serve as interim Chairman of the Board of Directors in February 2024. Mr. Kohnen was Managing Partner of Kohnen Realty Co., a real estate and stock investment company, from 1998 to 2006. Mr. Kohnen served as a member of the Managing Member Board of Teller’s of Hyde Park, Ltd., a privately held signature restaurant located in Cincinnati, Ohio, from 2006 to 2019, serving as Board Chair from 2013 to 2019. Throughout his professional career, Mr. Kohnen has actively served as a leader in various management and advisory capacities to non-profit organizations impacting Ohio’s Miami Valley, including his election as President of CYO-Greater Dayton from 2011 to 2018. Currently, Mr. Kohnen serves on the board of one non-profit organization. He has been a member of the Board of Trustees of the Calvary Cemetery Association since 2013. Located in Dayton, Ohio, Calvary Cemetery is an historic, nationally known organization which recently has been recognized as national runner-up of the 2023 American Cemetery Excellence Award. From the start of his tenure as a board member, Mr. Kohnen has served on Calvary’s Finance Committee, becoming its Chair in 2016. The Finance Committee is a standing committee which oversees an investment portfolio that has grown in value to be well in excess of $25 million and takes the lead on financing capital projects. He also currently serves as a member of the Executive Director Search and Capital Build Committees which are both ad hoc committees. Mr. Kohnen earned a Bachelor of Science degree in General Business from Miami University in Oxford, Ohio. Mr. Kohnen is qualified to serve as a member of the Board based on his financial and investment knowledge combined with his small business leadership experience.

Jeffery Lococo, 67. Mr. Lococo has served as a Director of the Company since May 2006 and was appointed Secretary of the Company in January 2011. Mr. Lococo has over four decades of experience in brand development, product programming and management of theme parks, resorts, and entertainment destination facilities. Mr. Lococo began his career in operation, sales, and marketing with the Marriott Corporation. Mr. Lococo was with Six Flags Entertainment Corporation (f/k/a Six Flags Theme Parks, Inc.) (“Six Flags”), Premier Parks, LLC and Funtime for a combined total of 18 years, from 1983 to 2001. During his time with Six Flags, Mr. Lococo served as Vice President General Manager of Wyandot Lake and later Geauga Lake Amusement Park. As Vice President of Development, he led the project management team for the launch of Six Flags Ohio. Mr. Lococo joined Great Wolf Resorts Inc. in March of 2000 as General Manager of Great Wolf Lodge Sandusky, Ohio, and was later promoted to Corporate Vice President of Resort Operations and Marketing where he was instrumental, as part of the corporate management team, in the brand development and building the Great Wolf Resort Portfolio to eventually result in the successful IPO in late 2004. As a minority partner and COO of Sawmill Creek Resort he successfully led the turnaround of the company and eventual sale to Cedar Fair Entertainment Company. Mr. Lococo has been the President and owner of Lococo Company LLC, an industry-leading consulting firm in the amusement and hospitality industry segment since 2006. In the role as consultant, he directed the marketing and management rollout of some of the industry’s largest destination development startups such as Wilderness at the Smokies, Jay Peak Resort hotel and waterpark, Camelback Lodge and Aquatopia indoor waterpark. Mr. Lococo is currently the lead consultant to the Hall of Fame Village, Gameday Bay indoor waterpark, adjacent to the Pro Football Hall of Fame in Canton, Ohio. Mr. Lococo is qualified to serve as a member of the Board based on his extensive experience, industry knowledge and marketing expertise.

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Rick Ruffolo, 55. Mr. Ruffolo has served as a Director of the Company since November 2021 and was appointed Chairman of the Strategic Growth Committee in May 2022. Mr. Ruffolo has over three decades of consumer goods, specialty retail, marketing, innovation, and executive leadership experience. Over the last thirteen years, as CEO & President, Mr. Ruffolo has led the successful turnaround, growth, and exit of several private equity-backed portfolio companies where he also served on their respective Boards of Directors. Since 2018, Mr. Ruffolo has served as the CEO & President and board member of private equity backed Phelps Pet Products, a manufacturer of pet food and treats. From 2011 until 2018, Mr. Ruffolo’s service included Sensible Organics, CR Brands, Enviroscent and H2O Plus Beauty, and he has been a board member of Enviroscent since 2012. In the first twenty years of his career, Mr. Ruffolo held brand management roles at blue-chip consumer goods companies including The Procter & Gamble Company, S.C. Johnson & Son Inc. and Nestlé Purina, as well as senior executive roles leading the brand, marketing, and innovation departments at specialty branded retailers Yankee Candle and Bath & Body Works, Inc. where he received multiple patents including for the multi-billion dollar Wallflowers home fragrance business. Mr. Ruffolo is a dual citizen of the U.S. and Italy, was an NCAA Division I athlete, and graduated summa cum laude in marketing and business administration from the University of Dayton. He received his MBA with honors from Washington University in St. Louis. Mr. Ruffolo is qualified to serve as a member of the Board based on his wide range of business, operations, and strategic planning experience, his marketing expertise, and his experience working with both publicly traded and private-equity backed portfolio companies.

Family Relationships between Directors and Executive Officers

There are no family relationships between any director or executive officer of the Company.

Material Proceedings

There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any of the Company’s voting securities, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Involvement in Certain Legal Proceedings

To our knowledge, there is no event that occurred during the past ten years with respect to any of our directors or executive officers that is required to be disclosed under Item 401(f) of Regulation S-K.

Arrangements between Directors and Executive Officers

To our knowledge, there is no arrangement or understanding between any of our directors and any other person pursuant to which he or she was or is to be selected as a director or nominee.

To our knowledge, there is no arrangement or understanding between any of our executive officers and any other person pursuant to which the officer was or is to be selected to serve as an officer.

Indebtedness of Directors and Executive Officers

None of our executive officers or directors or any of their respective associates is or has been indebted to us or has been indebted to any other entity where that indebtedness was the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by us.

Change of Control

To our knowledge, a change in control of the Company has not occurred since the beginning of our last fiscal year.

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CORPORATE GOVERNANCE

The Board Structure

General Structure

Our Bylaws require the Board to have at least one and no more than eleven directors. The current Board is composed of seven directors.

Director Independence

Of the members of the Board, John Gannon, Charles Kohnen, Jeffery Lococo and Rick Ruffolo are considered “independent” under the listing standards of the Rules of the Nasdaq Stock Market (note, our common shares are not currently listed on Nasdaq or any other national securities exchange, and this reference is used herein for definitional purposes only).

Board Leadership Structure and Role in Risk Oversight

The Board is responsible for overseeing the business and affairs of the Company. Members of the Board are kept informed of our business through discussions with the CEO and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

There is a separate Chief Executive Officer and Chairman of the Board. The Board believes that there is no single best organizational model that is the most effective in all circumstances and that the stockholders’ interests are best served by allowing the Board to retain the flexibility to determine the optimal organizational structure for the Company at a given time.

The primary function of the Board is oversight, which includes among other matters, oversight of the principal risk exposures to the Company. Our Board also takes an active role in overseeing the formulation and implementation of the Company’s strategic plans.

Meetings of the Board and Board Member Attendance at Annual Meetings

During the fiscal year ended October 1, 2023, the Board held three meetings. The directors also met for strategy updates multiple times throughout the year and hosted an in-person site visit to the Wild Animal Safari Park in Pine Mountain, Georgia following the devastating tornado in March 2023.

No director attended fewer than 75% of the total number of meetings of the Board and the total number of meetings held by the committees on which such director served.

Board members are not required to attend Annual Meetings.

Communications with the Board

Stockholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member at Parks! America, Inc., 1300 Oak Grove Road, Pine Mountain, Georgia 31822, Attention: Secretary. Our Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. Our Secretary will review all communications before forwarding them to the appropriate Board member.

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Board Committees

Our Board has three standing Board committees: the Audit Committee, the Compensation Committee and the Strategic Growth Committee.

The following table sets forth the current membership of each committee.

	Audit Committee	Compensation Committee	Strategic Growth Committee
Lisa Brady
Todd White
Dale Van Voorhis
Charles Kohnen	X	X	X
Rick Ruffolo			X
Jeffery Lococo		X
John Gannon	X	X

Audit Committee and Audit Committee Financial Experts.

Mr. Gannon chairs our Audit Committee, which is comprised of Mr. Gannon (Chairman) and Mr. Kohnen. Mr. Gannon and Mr. Kohnen are considered independent directors under the audit committee rules of the Nasdaq Stock market. The Board has determined that Mr. Gannon qualifies as an “audit committee financial expert” and that Mr. Kohnen is considered “financially literate” under the applicable SEC rules.

Our Audit Committee is responsible for: (1) overseeing the accounting and financial reporting processes of the Company, including the audits of the Company’s consolidated financial statements; (2) appointing, compensating and overseeing the work of the independent registered public accounting firm employed by the Company; (3) assisting the Board in its oversight of: (a) the integrity of the Company’s consolidated financial statements and (b) the independent registered public accounting firm’s qualifications and independence; and (4) undertaking the other matters required by applicable rules and regulations of the SEC.

The Audit Committee meets on a quarterly basis during each fiscal year. During the year ended October 1, 2023, the Audit Committee met four times.

In the course of providing its oversight responsibilities regarding the 2023 financial statements, the Audit Committee reviewed the 2023 audited financial statements with management and our independent auditors. The Audit Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements.

The Audit Committee may meet with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. The Audit Committee has received the written disclosures and the letter from the independent auditors required by the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence.

The Audit Committee and the Board have recommended the selection of GBQ Partners LLC as our independent auditors for the fiscal year ending September 29, 2024.

Our Audit Committee does not have a charter.

Report of the Audit Committee

The information contained in this report of the Audit Committee shall not be deemed to be “soliciting material,” “filed” with the SEC, subject to Regulations 14A or 14C of the Exchange Act, or subject to the liabilities of Section 18 of the Exchange Act. No portion of this audit committee report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

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This report is submitted by the Audit Committee. The Audit Committee consists of the directors whose names appear below. None of the members of the audit and risk committee is an officer or employee of the Company, and our Board has determined that each member of the audit and risk committee is “independent” for audit committee purposes as that term is defined under Rule 10A-3 of the Exchange Act and the applicable Nasdaq rules. Each member of the audit and risk committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq.

The Audit Committee’s general role is to assist the Board in monitoring the Company’s financial reporting process and related matters and risk management and related matters.

The Audit Committee has reviewed the Company’s financial statements for its fiscal year ended October 1, 2023, and met with its management team, as well as with representatives of GBQ Partners LLC, the Company’s independent registered public accounting firm, to discuss the consolidated financial statements and management’s assessment and GBQ’s evaluation of the effectiveness of the Company’s internal control over financial reporting as of October 1, 2023. The Audit Committee also discussed with members of GBQ Partners LLC, the matters required to be discussed by the applicable requirements of the PCAOB.

In addition, the Audit Committee received the written disclosures and the letter GBQ Partners LLC required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence and discussed with members of GBQ Partners LLC its independence.

Based on these discussions, the financial statement review and other matters it deemed relevant, the Audit Committee recommended to our Board that the Company’s audited consolidated financial statements for its fiscal year ended October 1, 2023 be included in its Annual Report on Form 10-K for its 2023 fiscal year.

Respectfully submitted by the members Audit Committee of the Board:

John Gannon (Chairman)

Charles Kohnen

Compensation Committee

Our Compensation Committee determines matters pertaining to the compensation and expense reporting of certain of our executive officers, and administers our stock option, incentive compensation, and employee stock purchase plans. The Compensation Committee is composed of three directors, Mr. Gannon, Mr. Kohnen and Mr. Lococo (Chairman).

Responsibilities of the Compensation Committee, include, among other duties, the responsibility to:

●	periodically review and approve the compensation and other benefits for our employees, officers and certain directors;
●	review and approve corporate goals and objectives relevant to the compensation of our executive officers, and setting compensation for these officers based on those evaluations;
●	review and discuss with the Company’s management certain disclosure, including the “Executive Compensation” section, that is included in this Proxy Statement;
●	produce the Report of the Compensation Committee as required by Item 407(e)(5) of Regulation S-K included in this Proxy Statement;
●	otherwise discharge the Board’s responsibilities relating to the compensation of the Company’s executive officers and directors; and
●	perform such other functions as the Board may assign to the Compensation Committee from time to time.

The Compensation Committee is delegated all authority of the Board as may be required or advisable to fulfill its purposes. The Compensation Committee may delegate to its Chairman or any one of its members, the responsibility and authority for any particular matter, as it deems appropriate from time to time under the circumstances. The Compensation Committee is also generally able to delegate to certain executive officers the authority to review and approve the compensation of our employees.

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Meetings of the Compensation Committee may, at the discretion of the Compensation Committee, include members of the Company’s management, other members of the Board and such other persons as the Compensation Committee believes to be necessary or appropriate.

Our Compensation Committee met one time during the fiscal year ended October 1, 2023. The Compensation Committee expects to meet as needed during the upcoming fiscal year.

Except as described under “Executive Compensation Agreements” below, there are no service contracts with any of our directors and there is no arrangement or agreement made or proposed to be made between us and any of our directors pursuant to which a payment or other benefit is to be made or given by way of compensation in the event of that officer’s resignation, retirement or other termination of employment, or in the event of a change of control of us or a change in the director’s responsibilities following such change in control.

The Compensation Committee will make recommendations of any compensation to be paid to the Board for the fiscal year 2024.

Our Compensation Committee does not have a charter.

Report of the Compensation Committee

The information contained in this report of the Compensation Committee shall not be deemed to be “soliciting material,” “filed” with the SEC, subject to Regulations 14A or 14C of the Exchange Act, or subject to the liabilities of Section 18 of the Exchange Act. No portion of this compensation and leadership committee report shall be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

The Compensation Committee has reviewed and discussed with management the “Executive Compensation” section contained in this Proxy Statement. Based on this review and discussion, the Compensation Committee has recommended to the Board that the “Executive Compensation” section be included in this Proxy Statement and incorporated the Company’s Annual Report on Form 10-K for the fiscal year ended October 1, 2023.

Respectfully submitted by the members of the Compensation Committee of the Board.

Jeffery Lococo (Chair)

Charles Kohnen

John Gannon

Nominating Committee

Currently, we do not have a separate standing nominating committee as the full Board performs the duties of a nominating committee. When seeking candidates for director, the Board solicits suggestions from incumbent directors, management, stockholders and others. The Board considers director candidates recommended by stockholders on the same basis as recommendations from other sources.

The Board selects each nominee based on the nominee’s skills, achievements and experiences, with the objective that the Board as a whole should have the depth and breadth necessary to effectively oversee the Company’s business on behalf of our stockholders. The Board believes that each nominee should have experience in positions of leadership, a reputation for integrity and a commitment to representing the long-term interests of our stockholders.

The Board evaluates each potential nominee individually and in the context of the Board as a whole. In determining whether to recommend a director for re-election, the Board also considers the director’s participation in and contributions to the activities of the Board and whether the director will continue to contribute to our long-term success.

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Strategic Growth Committee

Our Strategic Growth Committee was established effective May 31, 2022 and is responsible for: (1) working with the CEO to lead the development of a strategic plan and associated periodic updates, and annual goal setting; and (2) leading or assisting in the process of recruitment and hiring of key Company personnel. The Strategic Growth Committee is composed of two directors, Charles Kohnen and Rick Ruffolo (Chairman). Lisa Brady works closely with this Committee.

Our Strategic Growth Committee met one time during the twelve-month period ended October 1, 2023.

Code of Conduct

On December 4, 2023, our Board adopted a Code of Conduct, effective January 1, 2024.

Compliance with Section 16(a) of the Exchange Act/ Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock to file reports regarding their ownership and changes in ownership of our securities with the SEC, and to furnish us with copies of all Section 16(a) reports that they file.

We believe that during the fiscal year ended October 1, 2023, our directors, executive officers and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements. In making these statements, we have relied upon a review of the copies of Section 16(a) reports furnished to us and the written representations of our directors, executive officers and greater than 10% stockholders.

Insider Trading Policies; Employee, Officer and Director Hedging

The Company has adopted an Insider Trading Policy. The Insider Trading Policy sets forth the policies of the Company and its subsidiaries on, among other things, trading in the Company’s securities and securities of certain other publicly traded companies while in possession of confidential information. The Insider Trading Policy is divided into two parts:

●	the first part prohibits trading or other transactions in certain circumstances of (i) the Company’s securities and (ii) the securities of certain other companies by the directors of the Company, officers, employees and their respective family members; and
●	the second part (i) prohibits trading in the Company’s securities during certain blackout periods by the directors of the Company, executive officers, employees listed in the Insider Trading Policy and certain other employees as designated by the Company, (ii) outlines the Company’s pre-clearance procedures and (iii) contains certain restrictions on short term trading, short term sales, options trading, trading on margin, hedging transactions and pledging securities of the Company as collateral.

Under our Insider Trading Policy, unless advance approval is obtained from the Compliance Officer (as defined in the Insider Trading Policy):

●	“Covered Persons” (as defined in the Insider Trading Policy to include certain key employees), are prohibited from entering into hedging or monetization transactions or similar arrangements with respect to our securities;
●	Covered Persons may not hold our securities in a margin account or pledge our securities as collateral for a loan;
●	Covered Persons may not buy or sell puts or calls or other derivative securities on the Company’s securities;
●	“Company Insiders” (as defined in the Insider Trading Policy to include directors and officers) who purchase Company securities may not sell Company securities of the same class for at least six months following the purchase; and
●	Company Insiders and Covered Persons are prohibited from selling the Company’s securities short.

The Company also imposes “blackout” period restrictions on its Covered Persons beginning at the close of the market on two weeks before the end of each fiscal quarter and ending at the close of business on the second trading day following the date the Company’s financial results are publicly disclosed. The Company may also impose special “blackout” periods during which the Covered Persons are prohibited from trading in the Company’s securities. The Company requires all Covered Persons to refrain from trading, even during a trading window, unless such Covered Person has obtained pre-clearance from the Compliance Officer. The trading restrictions do not apply under a pre-existing written plan, contract, instruction or arrangement under Rule 10b-5-1 of the Exchange Act.

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DIRECTOR COMPENSATION

The following table sets forth with respect to the named director, compensation information inclusive of equity awards and payments made in the year ended October 1, 2023.

Name	Fees Earned or Paid in Cash ($)	Stock Awards Shares/($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Dale Van Voorhis	$10,000	—	—	—	—	—	$10,000
		$—
Lisa Brady	—	25,000	—	—	—	—	$10,000
		$(10,000)
John Gannon	$5,000	18,750	—	—	—	—	$12,500
		$(7,500)
Charles Kohnen	—	25,000	—	—	—	—	$10,000
		$(10,000)
Jeffery Lococo	—	37,500	—	—	—	—	$15,000
		$(15,000)
Todd R. White	—	25,000	—	—	—	—	$10,000
		$(10,000)
Richard Ruffolo	—	31,250	—	—	—	—	$12,500
		$(12,500)

The Company’s annual compensation award to directors is $10,000, awarded at the end of the annual service period, generally in December each year, and paid out early in the subsequent calendar year. In addition, each committee chairperson receives $2,500 for the additional responsibilities and time commitment required of a chairperson. And Mr. Lococo receives $2,500 for the additional responsibilities and time commitment required to be the Secretary. Beginning in our 2018 fiscal year, we have allowed each director to elect to receive their annual Board compensation aware in all shares, all cash or a combination thereof. We consider ownership of Company stock to be a fundamental tenant of serving on our Board as representative of all stockholders. However, we recognize that the award of restricted has immediate individual tax consequences, as well as there are many personal factors that determine each individual’s decision on how their annual Board compensation is to be paid.

To leverage the collective skills and experience of the Company’s non-employee directors, the Company expects each non-employee director to dedicate time beyond Board and committee meetings to Board service. In addition to participating at Board and committee meetings, the Company expects the non-employee directors to be available to discuss business strategy and management issues with our executive team. In early August 2023, we conducted a two-day strategic planning session that included a half-day visit at our Georgia Park. When determining the structure and overall magnitude of compensation for the directors, the Board considers the number of Board and committee meetings that are typically held each year, as well as the additional time Company expects the non-employee directors be available for business and technical consultation. Given these factors, the Board concluded that the compensation levels for the 2023 calendar year are competitive and appropriately aligned with the time commitment required for service on our Board.

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EXECUTIVE COMPENSATION

The following table sets forth information regarding compensation paid to our principal executive officer, principal financial officer, and our other executive officers, for the years ended October 1, 2023, October 2, 2022, and October 3, 2021.

Name & Principal		Salary	Bonus	Stock Award	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total
Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
Lisa Brady	2023	153,125	5,000	76,667				2,227	237,019
Chief Executive Officer and
Director
Dale Van Voorhis (1)	2023	83,333	-					10,305	93,638
Chairman of Board of	2022	100,000	20,000					10,056	130,056
Directors	2021	100,000	25,000					10,006	135,006
Mark Whitfield (2)	2023	132,901	-	-				2,624	135,525
Executive Vice President	2022	142,500	30,000	10,000				3,466	185,966
	2021	135,000	-	-				290	135,290
Todd R. White	2023	90,000	-	10,000				3,627	103,627
Chief Financial Officer and	2022	90,000	20,000	10,000				3,466	123,466
Director	2021	86,250	25,000	10,000				290	121,540
Michael D. Newman (3)	2023	-	-	-				-	-
Vice President of Safari	2022	14,000	-	-				-	14,000
Operations	2021	108,000	25,000	-				3,661	136,661

(1) Mr. Van Voorhis served as Chairman of the Board of Directors until February 2024 and was a special advisor to the CEO from November 14, 2022 through May 31, 2023. Mr. Van Voorhis served as the Company’s interim President and CEO from June 1, 2022 until November 14, 2022, and as its President and CEO prior to June 1, 2022.

(2) Mr. Whitfield left employment with the Company effective June 5, 2023.

(3) Effective October 31, 2021, Mr. Newman resigned his employment with the Company. Mr. Newman was rehired in a non-executive capacity effective August 1, 2023.

Executive Compensation Agreements

Effective November 14, 2022, the Company and Ms. Brady, the Company’s President and Chief Executive Officer entered into an employment agreement (the “Brady Employment Agreement”). Pursuant to the Brady Employment Agreement, Ms. Brady receives an initial base annual compensation in the amount of $175,000 per year, subject to annual review by the Board. Ms. Brady is entitled to receive an annual Performance Incentive of up to 25% of her base annual compensation, subject to performance milestones. Ms. Brady received a $50,000 award of shares of Company stock, which vested on February 14, 2023, after her first ninety days of employment. The number of shares of this award totaled 128,205 based on the $0.39 closing price of the Company’s stock on November 14, 2022. Ms. Brady is also scheduled to receive share awards of the Company’s common stock with a total value of $50,000, $60,000, $70,000 and $75,000 as of the last day of the Company’s fiscal year from its 2023 fiscal year through its 2026 fiscal year, respectively. The number of shares awarded is to be based on the average price of the Company’s stock on the date of the award. Each award will vest in one-third increments, with the first third vesting on the date of the award, the second third vesting on the first anniversary of the award and the final third vesting on the second anniversary of the award. The Company recorded an expense of $16,667 related to the one-third vesting 2023 fiscal year grant during the fiscal year ended October 1, 2023. The number of shares of the 2023 fiscal year award totaled 135,135 based on the closing price of the Company’s stock on September 29, 2023, of which 45,045 vested as of that date. Ms. Brady also received a $5,000 sign-on bonus. The Brady Employment Agreement has a term of five years and entitles Ms. Brady to participate in any deferred compensation plan the Company may adopt during the term of her employment with the Company.

25

Effective June 1, 2022, the Company and Dale Van Voorhis, the Company’s former Chairman of the Board, entered into an employment agreement (the “2022 Van Voorhis Employment Agreement”). Mr. Van Voorhis has been part of the Company’s executive management since 2009, and served as the Company’s Interim CEO until Ms. Brady was hired in November 2022. Mr. Van Voorhis served as Special Advisor to the CEO through May 31, 2023. Pursuant to the 2022 Van Voorhis Employment Agreement, Mr. Van Voorhis received annual compensation in the amount of $100,000 from June 1, 2022 until May 31, 2023 and was entitled to receive $50,000 from June 1, 2023 until May 31, 2024. Effective February 7, 2024, the Board terminated the 2022 Van Voorhis Employment Agreement pursuant to its terms and removed him as the Chairman of the Board. Additionally, Mr. Van Voorhis was removed from the Company’s Strategic Growth and Audit Committees. Mr. Van Voorhis will continue to serve as a member of the Board.

Effective as of January 1, 2022, the Company and Todd R. White, the Company’s Chief Financial Officer, entered into an employment agreement (the “2022 White Employment Agreement”). Pursuant to the 2022 White Employment Agreement, Mr. White receives an initial base annual compensation in the amount of $90,000 per year, subject to annual review by the Board of Directors. The 2022 White Employment Agreement has a term of two years and entitles Mr. White to participate in any deferred compensation plan the Company may adopt during the term of his employment with the Company.

Each of the foregoing employment agreements contains provisions for severance compensation in the event an agreement is (i) terminated early by the Company without cause ($258,333 in aggregate) or (ii) in the event of a change in control of the Company ($348,333 in aggregate), as well as disability and death payment provisions ($157,500 in aggregate). As of October 1, 2023, the Company has not adopted any deferred compensation plans.

Outstanding Equity Awards at Fiscal Year-End

Stock Awards
Name	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Lisa Brady	90,090	33,334	—	—

Todd R. White	—	—	—	—

Stock Option and Award Plan

A Stock Option and Award Plan (the “Plan”) providing for incentive stock options and performance bonus awards for executives, employees, and directors was approved by our Board on February 1, 2005, however, the Plan has not been submitted to the stockholders for approval. The Plan sets aside five million (5,000,000) shares for award of stock options, including qualified incentive stock options and performance stock bonuses. To date, no grants or awards have been made pursuant to the Plan and we did not submit the Plan for consideration to the Company’s stockholders at the last meeting of stockholders.

Retirement, Resignation or Termination Plans

We do not sponsor any plans, that would provide compensation or benefits of any type to an executive upon retirement, or any plans that would provide payment for retirement, resignation, or termination as a result of a change in control of our Company or as a result of a change in the responsibilities of an executive following a change in control of our Company, except as described under “Executive Compensation Agreements” above.

26

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the beginning of the last fiscal year, except as disclosed below, there has not been any transaction, nor is there any currently proposed transaction, or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds the lower of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any director, executive officer, holder of more than 5% of our common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

In November 2023, the Company entered into an arrangement with Awestruck Ad Agency (“Awestruck”) pursuant to which Awestruck will provide advertising services for the Company. The Company pays Awestruck a monthly retainer of $15,000, as well as fees for placing certain streaming and online advertisements. Under the arrangement, the Company expects to pay Awestruck approximately $800,000 in the aggregate during the 2024 fiscal year. Mr. Lococo, a member of the Board, is President of Lococo Company LLC (the “Lococo Company”), a resort consulting firm for waterparks, golf courses and destination amusement attractions. Mr. Lococo is party to a referral agreement with Awestruck pursuant to which the Lococo Company receives certain agency retainer fees and is paid for each referred client that generates revenue for Awestruck in streaming media. The Lococo Company will be paid a mutually agreed upon percentage of the gross annualized revenue earned by Awestruck from each client. The Lococo Company may receive up to approximately $80,000 in the aggregate pursuant to its referral agreement with Awestruck.

Related Party Transactions Policies and Procedures

Related party transactions are reviewed and approved by the Board. Although we do not have a formal policy with regard to approving related party transactions, our Board may consider the following factors when deciding whether to approve a related party transaction: the nature of the related party’s interest in the transaction; the material terms of the transaction, including, without limitation, the amount and type of the transaction; the importance of the transaction to the related party; whether the transaction would impair the judgment of a director or executive officer to act in our best interests; and any other matters deemed appropriate by our Board.

27

INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has selected GBQ Partners LLC as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company for the fiscal year ending September 29, 2024. GBQ Partners LLC has audited the Company’s financial statements since 2020.

Representatives of GBQ Partners LLC will not be present at the Special Meeting.

Audit Fees

Fees billed by our independent registered public accounting firm, for the audit and quarterly reviews of our financial statements and services that are normally provided by an accountant in connection with statutory and regulatory filings or engagements for the years ended October 1, 2023 and October 2, 2022 were approximately $61,000 and $55,000, respectively.

Audit Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported above under “Audit Fees” were $0 and $0, respectively.

Tax Fees

The aggregate fees billed by our auditors for professional services for tax compliance, tax advice, and tax planning for the fiscal years ended October 1, 2023 and October 2, 2022 were $0 and $0, respectively.

All Other Fees

The aggregate fees billed by our auditors for all other non-audit services rendered to us, fiscal years ended October 1, 2023 and October 2, 2022 were $0 and $0, respectively.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firm in order to assure that the provision of such services do not impair the registered public accounting firm’s independence.

28

ANNEX A

ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of the Board, and certain officers and other employees of the Company are “participants” with respect to our solicitation of proxies in connection with the Special Meeting. The following sets forth certain information about such persons (the “Participants”).

Directors

The names and present principal occupation of our directors, each a Participant, are set forth below. The business address for our current directors is c/o 1300 Oak Grove Road, Pine Mountain, Georgia 31822.

Name	Present Principal Occupation
Lisa Brady	President and Chief Executive Officer, Parks! America, Inc.
John Gannon	Former (Retired) Senior Vice President, Columbus Zoo and Aquarium
Charles Kohnen	Former (Retired) Managing Partner, Kohnen Realty Co.
Jeffery Lococo	President, Lococo Company LLC
Rick Ruffolo	CEO and President, Phelps Pet Products
Dale Van Voorhis	Former Chief Executive Officer, Parks! America, Inc.
Todd R. White	Chief Financial Officer, Parks! America, Inc

Officers and Employees

Executive officers and employees of the Company who are Participants are Lisa Brady and Todd R. White. The business address for each is c/o 1300 Oak Grove Road, Pine Mountain, Georgia 31822. Their present principal occupations are stated below.

Name	Present Principal Occupation
Lisa Brady	President and Chief Executive Officer, Parks! America, Inc.
Todd R. White	Chief Financial Officer, Parks! America, Inc.

Information Regarding Ownership of the Company’s Securities by Participants

The number of the Company’s securities beneficially owned by the Participants as of February 8, 2024 is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in the Proxy Statement.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities by the Participants within the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	Title of Security	Number of Shares	Transactions
Lisa Brady	2/21/2022	Common Stock	4,018	Grant, Award or Other Acquisition
	3/09/2023	Common Stock	25,000	Grant, Award or Other Acquisition
	5/23/2023	Common Stock	128,205	Grant, Award or Other Acquisition
	2/02/2024	Common Stock	36,363	Grant, Award or Other Acquisition
John Gannon	2/21/2022	Common Stock	13,562	Grant, Award or Other Acquisition
	3/09/2023	Common Stock	18,750	Grant, Award or Other Acquisition

A-1

Name	Date	Title of Security	Number of Shares	Transactions
Charles Kohnen	1/21/2022	Common Stock	83,333	Open Market Purchase or Private Purchase
	2/21/2022	Common Stock	18,083	Grant, Award or Other Acquisition
	4/6/2022	Common Stock	73,333	Open Market Purchase or Private Purchase
	6/10/2022	Common Stock	40,000	Open Market Purchase or Private Purchase
	6/10/2022	Common Stock	7,400	Open Market Purchase or Private Purchase
	6/10/2022	Common Stock	7,400	Open Market Purchase or Private Purchase
	6/10/2022	Common Stock	12,000	Open Market Purchase or Private Purchase
	6/13/2022	Common Stock	3,000	Open Market Purchase or Private Purchase
	6/13/2022	Common Stock	30,200	Open Market Purchase or Private Purchase
	6/15/2022	Common Stock	7,800	Open Market Purchase or Private Purchase
	8/23/2022	Common Stock	5,000	Open Market Purchase or Private Purchase
	8/23/2022	Common Stock	10,000	Open Market Purchase or Private Purchase
	8/24/2022	Common Stock	32,000	Open Market Purchase or Private Purchase
	8/24/2022	Common Stock	30,400	Open Market Purchase or Private Purchase
	8/24/2022	Common Stock	5,000	Open Market Purchase or Private Purchase
	8/24/2022	Common Stock	2,500	Open Market Purchase or Private Purchase
	8/25/2022	Common Stock	5,000	Open Market Purchase or Private Purchase
	2/16/2023	Common Stock	5,000	Open Market Purchase or Private Purchase
	2/16/2023	Common Stock	14,000	Open Market Purchase or Private Purchase
	2/17/2023	Common Stock	9,000	Open Market Purchase or Private Purchase
	2/21/2023	Common Stock	2,500	Open Market Purchase or Private Purchase
	2/22/2023	Common Stock	10,700	Open Market Purchase or Private Purchase
	2/22/2023	Common Stock	20,000	Open Market Purchase or Private Purchase
	2/22/2023	Common Stock	2,500	Open Market Purchase or Private Purchase
	2/22/2023	Common Stock	2,500	Open Market Purchase or Private Purchase
	3/08/2023	Common Stock	5,000	Open Market Purchase or Private Purchase
	3/09/2023	Common Stock	16,700	Open Market Purchase or Private Purchase
	3/09/2023	Common Stock	25,000	Grant, Award or Other Acquisition
	3/10/2023	Common Stock	16,000	Open Market Purchase or Private Purchase
	3/10/2023	Common Stock	16,700	Open Market Purchase or Private Purchase
	3/13/2023	Common Stock	2,500	Open Market Purchase or Private Purchase
	3/13/2023	Common Stock	5,000	Open Market Purchase or Private Purchase
	3/14/2023	Common Stock	2,500	Open Market Purchase or Private Purchase
	3/14/2023	Common Stock	2,500	Open Market Purchase or Private Purchase
	3/14/2023	Common Stock	20,000	Open Market Purchase or Private Purchase
	3/14/2023	Common Stock	14,200	Open Market Purchase or Private Purchase
	6/06/2023	Common Stock	4,200	Open Market Purchase or Private Purchase
	6/06/2023	Common Stock	25,000	Open Market Purchase or Private Purchase
	6/06/2023	Common Stock	3,600	Open Market Purchase or Private Purchase
	6/06/2023	Common Stock	7,400	Open Market Purchase or Private Purchase
	6/06/2023	Common Stock	4,900	Open Market Purchase or Private Purchase
	6/07/2023	Common Stock	4,900	Open Market Purchase or Private Purchase
	6/13/2023	Common Stock	2,500	Open Market Purchase or Private Purchase
	6/14/2023	Common Stock	3,000	Open Market Purchase or Private Purchase

A-2

Name	Date	Title of Security	Number of Shares	Transactions
Charles Kohnen	6/14/2023	Common Stock	3,000	Open Market Purchase or Private Purchase
(continued)	6/14/2023	Common Stock	5,000	Open Market Purchase or Private Purchase
	8/21/2023	Common Stock	4,500	Open Market Purchase or Private Purchase
	8/21/2023	Common Stock	5,500	Open Market Purchase or Private Purchase
	8/17/2023	Common Stock	8,800	Open Market Purchase or Private Purchase
	8/17/2023	Common Stock	5,000	Open Market Purchase or Private Purchase
	8/17/2023	Common Stock	4,000	Open Market Purchase or Private Purchase
	8/17/2023	Common Stock	11,500	Open Market Purchase or Private Purchase
	8/17/2023	Common Stock	22,600	Open Market Purchase or Private Purchase
	8/17/2023	Common Stock	18,800	Open Market Purchase or Private Purchase
	8/18/2023	Common Stock	3,000	Open Market Purchase or Private Purchase
	8/18/2023	Common Stock	3,000	Open Market Purchase or Private Purchase
	8/18/2023	Common Stock	18,500	Open Market Purchase or Private Purchase
	8/18/2023	Common Stock	7,500	Open Market Purchase or Private Purchase
	8/18/2023	Common Stock	2,500	Open Market Purchase or Private Purchase
	8/18/2023	Common Stock	3,800	Open Market Purchase or Private Purchase
	8/18/2023	Common Stock	34,000	Open Market Purchase or Private Purchase
	8/18/2023	Common Stock	114,800	Open Market Purchase or Private Purchase
	8/21/2023	Common Stock	3,500	Open Market Purchase or Private Purchase
	8/21/2023	Common Stock	5,000	Open Market Purchase or Private Purchase
	8/22/2023	Common Stock	2,500	Open Market Purchase or Private Purchase
	8/22/2023	Common Stock	16,200	Open Market Purchase or Private Purchase
	9/14/2023	Common Stock	5,000	Open Market Purchase or Private Purchase
	9/15/2023	Common Stock	12,400	Open Market Purchase or Private Purchase
	9/15/2023	Common Stock	20,700	Open Market Purchase or Private Purchase
	10/12/2023	Common Stock	100,000	Open Market Purchase or Private Purchase
	2/02/2024	Common Stock	36,363	Grant, Award or Other Acquisition
Jeffery Lococo	2/21/2022	Common Stock	27,124	Grant, Award or Other Acquisition
	3/09/2023	Common Stock	37,500	Grant, Award or Other Acquisition
	2/02/2024	Common Stock	54,545	Grant, Award or Other Acquisition
Rick Ruffolo	2/21/2022	Common Stock	4,018	Grant, Award or Other Acquisition
	3/09/2023	Common Stock	31,250	Grant, Award of Other Acquisition
	2/02/2024	Common Stock	45,454	Grant, Award or Other Acquisition
Dale Van Voorhis	12/14/2023	Common Stock	16,012,700	Open Market Sale or Private Sale
Todd R. White	2/21/2022	Common Stock	18,083	Grant, Award or Other Acquisition
	3/09/2023	Common Stock	25,000	Grant, Award or Other Acquisition
	2/02/2024	Common Stock	36,363	Grant, Award or Other Acquisition

A-3

Miscellaneous Information Concerning the Participants

Other than as set forth in this Annex A or elsewhere in the Proxy Statement and based on the information provided by each Participant, none of the Participants (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, or owns of record but not beneficially, any shares of Common Stock or other securities of the Company or (ii) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, securities of any parent or subsidiary of the Company. In addition, other than as set forth in this Annex A or elsewhere in the Proxy Statement and based on the information provided by each Participant, none of the Participants’ associates beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, any shares of Common Stock or other securities of the Company.

Other than as set forth in this Annex A or elsewhere in the Proxy Statement and based on the information provided by each Participant, (i) none of the Participants listed above is now, or has been within the past year, a party to any contract, arrangements or understandings with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies and (ii) no Participant has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) during the past ten years.

Other than as set forth in this Annex A or elsewhere in the Proxy Statement and based on the information provided by each Participant, none of the Participants or their associates have any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

Other than as set forth in this Annex A or elsewhere in the Proxy Statement and based on the information provided by each Participant, neither the Participants nor any of their associates or immediate family members have a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year, or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

Other than as set forth in this Annex A or elsewhere in the Proxy Statement and based on the information provided by each Participant, no Participant (i) is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Special Meeting.

A-4

V O T E B Y MA I L

Please complete, sign, date and promptly return

your WHITE Proxy Card in the postage-paid

envelope provided or return it to Parks! America, Inc.

c/o Saratoga Proxy Consulting LLC, 520 8th Avenue,

New York, New York 10018

WHITE PROXY CARD

PARKS! AMERICA, INC.

2024 SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF PARKS! AMERICA, INC.

W H I T E P R O X Y

The undersigned appoints Lisa Brady, Todd White and John Ferguson, and each of them acting individually or in the absence of others, as proxies with full power of substitution and re-substitution, to vote all shares of common stock, par value of $0.001 per share (the “Common Stock”) of Parks! America, Inc., a Nevada corporation (the “Company”), which the undersigned would be entitled to vote if present at the Company’s Special Meeting of Stockholders and at any adjournments, postponements, reschedulings or continuations thereof (the “Special Meeting”), scheduled to be held exclusively in a virtual-only format via live audio webcast on February 26, 2024 at 11:00 a.m. Eastern Time at https://stctransfer.zoom.us/webinar/register/WN_42p6_BmwQSKyXX2B2Nmv9g.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock held by the undersigned, and hereby ratifies and confirms all action of the herein named proxies or their substitutes may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named proxies or their substitutes with respect to any other matters as may properly come before the Special Meeting that are unknown to the Company a reasonable time before this solicitation to the extent authorized by Rule 14a- 4(c) under the Securities Exchange Act of 1934, as amended.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE HEREOF. IF NO DIRECTION IS INDICATED WITH RESPECT TO ANY OF THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “AGAINST” PROPOSALS 1, 2(a)-2(g), 3, 4(a)-4(c) AND 5.

This Proxy will be valid until the completion of the Special Meeting. This Proxy will only be valid in connection with the Company’s solicitation of proxies for the Special Meeting.

WHITE PROXY CARD

IMPORTANT: PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THIS WHITE PROXY CARD USING THE ENCLOSED POSTAGE-PAID ENVELOPE!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

WHITE PROXY CARD

☒ Please mark vote as indicated in this example

PARKS! AMERICA, INC. STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE “AGAINST” PROPOSAL 1, “AGAINST” PROPOSALS 2(a)-2(g), “AGAINST” PROPOSAL 3, “AGAINST” PROPOSALS 4(a)-4(c) AND “AGAINST” PROPOSAL 5.

1. Focused Compounding Proposal 1: Repeal any provision of the Bylaws of Parks! America, Inc. as adopted on January 30, 2004 and as revised as of June 12, 2012 (the “Bylaws”), including any amendments thereto, in effect at the time this Proposal becomes effective, which was not included in the Bylaws that were in effect as of June 12, 2012 and were filed with the US Securities and Exchange Commission (the “SEC”) on July 16, 2012 (the “Bylaw Restoration Proposal”) to restore the Bylaws to their current form if the board of directors (the “Board”) of the Company attempts to amend them in any manner prior to the completion of Focused Compounding’s proxy solicitation.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2. Focused Compounding Proposal 2: Subject to the concurrent approval of the Bylaw Amendment Proposal and the Election Proposal (each as defined below), remove each of the following individuals from the Board pursuant to Section 4.9(a) of the Bylaws (each of Proposal 2(a) – 2(g), a “Removal Proposal” and collectively, the “Removal Proposals”):

Proposal 2(a) Lisa Brady	☐ FOR	☐ AGAINST	☐ ABSTAIN
Proposal 2(b) Todd White	☐ FOR	☐ AGAINST	☐ ABSTAIN
Proposal 2(c) Dale Van Voorhis	☐ FOR	☐ AGAINST	☐ ABSTAIN
Proposal 2(d) John Gannon	☐ FOR	☐ AGAINST	☐ ABSTAIN
Proposal 2(e) Charles Kohnen	☐ FOR	☐ AGAINST	☐ ABSTAIN
Proposal 2(f) Jeffery Lococo	☐ FOR	☐ AGAINST	☐ ABSTAIN
Proposal 2(g) Rick Ruffolo	☐ FOR	☐ AGAINST	☐ ABSTAIN

3. Focused Compounding Proposal 3: Subject to the concurrent approval of each Removal Proposal and the Election Proposal, amend and restate Section 4.7 of the Bylaws (the “Bylaw Amendment Proposal”) to read as follows:

4.7 Vacancy on Board of Directors. In case of a vacancy on the Board of Directors because of a director’s resignation, removal or other departure from the board, or because of an increase in the number of directors, the remaining directors, by majority vote, may elect a successor to hold office for the unexpired term of the director whose position is vacant, and until the election and qualification of a successor. In the event any directors are removed by a vote of the shareholders, then the shareholders shall have the right to elect successors to hold office for the unexpired term of the director or directors whose positions are vacant, and until the election and qualification of their successors.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4. Focused Compounding Proposal 4: Subject to the concurrent approval of each Removal Proposal and the Bylaw Amendment Proposal, elect as members of the Board each of the following individuals as a member of the Board (the “Election Proposal”):

Proposal 4(a) Andrew Kuhn	☐ FOR	☐ AGAINST	☐ ABSTAIN
Proposal 4(b) Geoff Gannon	☐ FOR	☐ AGAINST	☐ ABSTAIN
Proposal 4(c) James Ford	☐ FOR	☐ AGAINST	☐ ABSTAIN

5. Focused Compounding Proposal 5: Authorize Focused Compounding Fund, LP, or an authorized representative thereof, to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event there are insufficient votes for, or otherwise in connection with, any of the Bylaw Restoration Proposal, the Removal Proposals, the Bylaw Amendment Proposal or the Election Proposal.

☐ FOR	☐ AGAINST	☐ ABSTAIN

IF NO BOX IS MARKED FOR ANY OF PROPOSALS 1-5 AND THIS WHITE PROXY CARD IS PROPERLY SIGNED, DATED AND DELIVERED, THIS PROXY WILL BE VOTED “AGAINST” PROPOSAL 1, 2(a)-2(g), 3, 4(a)-4(c) AND 5.

You must register to attend the Special Meeting at: https://stctransfer.zoom.us/webinar/register/WN_42p6_BmwQSKyXX2B2Nmv9g

DATED:

(Signature)

(Signature, if held jointly)

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.